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BLUE CHIP

CASH MANAGEMENT

DISCOVERY

GOVERNMENT

GROWTH

HIGH YIELD

INTERNATIONAL SECURITIES

INVESTMENT GRADE

TARGET MATURITY 2007

TARGET MATURITY 2010

UTILITIES INCOME



LIFE SERIES FUNDS


ANNUAL REPORT
DECEMBER 31, 1998

MARKET OVERVIEW
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Series Fund for the fiscal year ending December 31, 1998. The Fund offers eleven separate Funds ("Funds"), each of which has a different investment objective.*

1998 will be remembered for the severe dislocation caused to the financial markets by the currency crisis that began in Southeast Asia. Exacerbated by highly leveraged hedge funds, emerging market problems spread to Russia, Latin America and finally the U.S., culminating in a correction in the stock market and a tremendous bond market rally. Responding to financial market tumult, the Federal Reserve lowered short-term interest rates three times in eight weeks beginning in September. By year-end, financial markets had stabilized.

Despite this turbulence, the U.S. economy grew at close to 4%, completing the seventh year of the current expansion. Unemployment fell to 4.3%, matching a 28-year low. The rate of inflation, as measured by the Consumer Price Index, fell for the third consecutive year, to 1.6%. The consumer propelled the economy, buoyed by low unemployment, rising wages, low interest rates and stock market gains.

Substantial volatility meant varied returns among the financial markets. The stock market staged a remarkable recovery from the third quarter correction, ending the year with positive annual returns. Large-capitalization stocks were the best performers, with growth stocks outpacing value stocks. International markets also varied, with Europe providing the best returns, and emerging markets the worst.

In the bond market, we saw a substantial decline in long-term Treasury yields. This was prompted by a "flight to safety," slowing inflation and the U.S. budget surplus. Among U.S. bond markets, the Treasury market was the best performer. Other markets (mortgage-backed, corporate, high yield) had lower returns due to a variety of factors that are discussed under specific Fund performance.

While we continue to believe that the fundamentals of the U.S. economy remain sound, investors should remain aware of the risks associated with investing in the stock market. The stock market tends to follow cycles, and the current upward cycle or bull market is now the longest in history. Equity investors should be aware that some valuations appear to be high at this time, particularly in such sectors as technology, as

*THE FUNDS ARE ONLY AVAILABLE THROUGH THE PURCHASE OF CERTAIN VARIABLE LIFE
 INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACT SEPARATE ACCOUNTS. THE ANNUAL REPORTS DO NOT REFLECT THE ADDITIONAL EXPENSES AND CHARGES THAT ARE APPLICABLE TO VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACT SEPARATE ACCOUNTS. IN ADDITION, CHARGES WILL DIFFER AMONG VARIABLE LIFE INSURANCE POLICYOWNERS BECAUSE OF AGE, GENDER AND RISK CLASSIFICATION AT TIME OF POLICY ISSUE. NOT ALL FUND SUBACCOUNTS ARE AVAILABLE IN EACH SEPARATE ACCOUNT.

FIRST INVESTORS LIFE SERIES FUND

well as with many Internet-related companies. On a technical basis, the length of the cycle could present some pressure against continued gains in the short term. In addition, the impact of lower global economic growth due to Asian economic turmoil, and its possible impact on U.S. corporate profits, could also present a risk to U.S. equity investors. And, investments in foreign markets involve currency risks as well as country specific political and economic risks. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

         [SIGNATURE]
Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

         [SIGNATURE]
Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 29, 1999

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE BLUE CHIP FUND

Dear Investor:

For the year ended December 31, 1998, First Investors Life Blue Chip Fund returned 18.7% on a net asset value basis compared to a 15.6% return for the average of similar funds as reported by Lipper Inc. The Fund's positive performance for the period was due to its investments in the technology, telecommunications, healthcare and consumer cyclical sectors. Investments in the energy sector, along with a number of one-time, unforeseeable events, had a negative effect on the Fund's return.

The Fund's performance was enhanced by a number of holdings in the technology area. In particular, the Fund's position in leading high-tech firms such as Microsoft, Cisco Systems and Lucent Technologies all generated above average returns for the Fund. Despite the fact that the company had to cope with the Federal Government's anti-trust suit, Microsoft continued to outpace its competitors in the desktop computer software business. Strong fundamentals including revenues, earnings and margin improvements continued to drive Microsoft's stock to new levels. Both Cisco and Lucent benefited from the increased need for bandwidth on all levels of communication.

Driven by the "graying of America" trend, the Fund's holdings in health care company stocks performed well in 1998. The Fund's positions in leading pharmaceutical companies such as Pfizer and Warner-Lambert continued their solid performance. Pfizer continues to have one of the strongest product pipelines in the industry, as evidenced by the introduction of Viagra, a male impotence drug, which was one of the major news events of the year.

Encouraged by a strong domestic economy, consumer demand was strong in the U.S., aiding the performance of leading consumer goods companies. AirTouch Communications, a provider of wireless phone service domestically and abroad, continued to benefit from the growth in the wireless telecommunications industry. Time Warner, the cable television company, continued to benefit from solid entertainment offerings and declining capital expenditures, which led to an improved earnings outlook. The stocks of retailing giants like Home Depot and Wal-Mart also continued to enjoy robust growth.

Most stocks in the energy sector did not keep up with the overall market for the period. Oil companies were negatively affected by declining demand from emerging markets and overproduction. As the major oil companies began to send signals that they would be reducing exploration expenditures into the foreseeable future, the stocks in companies such as Schlumberger and Kerr-McGee, both owned by the Fund, suffered more than the general market.

With the financial and economic difficulties in Asia and Russia, many large money center banks and international brokerage houses were hurt in the third quarter. Their

FIRST INVESTORS LIFE BLUE CHIP FUND

share prices declined sharply due to their worldwide trading and credit exposures. However, as the equity market rallied in the fourth quarter, the Fund's holdings in financial services companies like Merrill Lynch, Morgan Stanley Dean Witter, AIG and Citigroup rebounded strongly.

As with many investment companies, the Fund's performance was negatively impacted by investments in two firms that reported accounting discrepancies. Cendant, which had been a Wall Street darling, fell on hard times when it was discovered that the revenue numbers at CUC International, one of the companies merged into Cendant, had been inflated. MedPartners, one of the nation's largest physician practice management companies, was to merge with Phycor, another major player in physician practice management. However, due to concerns regarding MedPartners' accounting, Phycor called off the deal. Both events were unique and difficult to foresee and had a negative impact on the Fund's performance.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

              [SIGNATURE]
Dennis T. Fitzpatrick
Portfolio Manager*

January 29, 1999

* Mr. Fitzpatrick became sole Portfolio Manager of the Fund on September 15,
1998.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    LIFE BLUE CHIP FUND             S+P 500 INDEX

Mar-90                                                  $9,300                 $10,000
Dec-90                                                   9,349                  10,007
Dec-91                                                  11,795                  13,033
Dec-92                                                  12,582                  13,966
Dec-93                                                  13,652                  15,332
Dec-94                                                  13,454                  15,529
Dec-95                                                  18,028                  21,879
Dec-96                                                  21,908                  26,902
Dec-97                                                  27,760                  35,808
Dec-98                                                  32,939                  45,955
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                18.66%                  10.37%
Five Years                                              19.26%                  17.54%
Since Inception (3/8/90)                                15.41%                  14.47%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--BLUE CHIP FUND BEGINNING 3/8/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE S.E.C. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 14.32%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--94.6%
            BASIC MATERIALS--2.0%
   27,600   Alcoa, Inc.                                        $  2,057,925     $   100
   24,300   Du Pont (E.I.) de Nemours & Company                   1,289,419          63
   20,100   Ecolab, Inc.                                            727,369          35
 --------------------------------------------------------------------------------------
                                                                  4,074,713         198
 --------------------------------------------------------------------------------------
            CAPITAL GOODS--8.3%
   32,300   Avery Dennison Corporation                            1,455,519          71
   61,300   General Electric Company                              6,256,431         305
   49,200   Ingersoll-Rand Company                                2,309,325         113
   14,600   Pitney-Bowes, Inc.                                      964,512          47
   26,100   Textron, Inc.                                         1,981,969          97
   32,800   Tyco International, Ltd.                              2,474,350         121
   33,800   Waste Management, Inc.                                1,575,925          77
 --------------------------------------------------------------------------------------
                                                                 17,018,031         831
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--8.0%
   42,600   *AirTouch Communications, Inc.                        3,072,525         150
   28,800   AT & T Corporation                                    2,167,200         106
   38,200   Bell Atlantic Corporation                             2,024,600          99
   10,000   Century Telephone Enterprises, Inc.                     675,000          33
   31,400   GTE Corporation                                       2,117,538         103
   28,631   *MCI WorldCom, Inc.                                   2,054,274         100
   46,027   *Qwest Communications International, Inc.             2,301,350         112
   38,000   SBC Communications, Inc.                              2,037,750          99
 --------------------------------------------------------------------------------------
                                                                 16,450,237         802
 --------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--7.9%
   31,000   *Costco Companies, Inc.                               2,237,812         109
   40,200   Danaher Corporation                                   2,183,362         106
   29,300   Home Depot, Inc.                                      1,792,794          87
   57,600   Masco Corporation                                     1,656,000          81
   24,400   McGraw-Hill Companies, Inc.                           2,485,750         121
   34,000   Tribune Company                                       2,244,000         109
   46,000   Wal-Mart Stores, Inc.                                 3,746,125         183
 --------------------------------------------------------------------------------------
                                                                 16,345,843         796
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--15.9%
   30,500   Anheuser-Busch Companies, Inc.                     $  2,001,562     $    98
   29,000   Bestfoods                                             1,544,250          75
   14,400   *Chancellor Media Corporation                           689,400          34
   25,000   Coca-Cola Company                                     1,671,875          81
   69,900   Coca-Cola Enterprises, Inc.                           2,498,925         122
   30,700   Comcast Corporation  - Spec. Cl. "A"                  1,801,706          88
   37,200   General Mills, Inc.                                   2,892,300         141
   41,800   Kellogg Company                                       1,426,425          69
   55,500   PepsiCo, Inc.                                         2,272,031         111
   49,400   Philip Morris Companies, Inc.                         2,642,900         129
   26,100   Procter & Gamble Company                              2,383,256         116
   33,400   Rite Aid Corporation                                  1,655,387          81
   31,800   *Safeway, Inc.                                        1,937,812          94
   60,800   *Tele-Communications, Inc. Liberty Media Group
               - Ser. "A"                                         2,800,600         136
   45,800   Time Warner, Inc.                                     2,842,462         138
   18,400   Unilever, N.V.                                        1,526,050          74
 --------------------------------------------------------------------------------------
                                                                 32,586,941       1,587
 --------------------------------------------------------------------------------------
            ENERGY--4.7%
   13,200   Chevron Corporation                                   1,094,775          53
   51,400   Exxon Corporation                                     3,758,625         183
    5,800   Mobil Corporation                                       505,325          25
   21,600   Royal Dutch Petroleum Company                         1,034,100          50
   57,400   Sunoco, Inc.                                          2,069,987         101
   40,200   Unocal Corporation                                    1,173,338          57
 --------------------------------------------------------------------------------------
                                                                  9,636,150         469
 --------------------------------------------------------------------------------------
            FINANCIAL--15.7%
    9,300   American Express Company                                950,925          46
   31,950   American International Group, Inc.                    3,087,169         150
   29,889   BankAmerica Corporation                               1,797,076          88
   12,800   Bear Stearns Companies, Inc.                            478,400          23
   28,500   Charter One Financial, Inc.                             790,875          39
   35,100   Chase Manhattan Corporation                           2,388,994         116
   46,900   Citigroup, Inc.                                       2,321,550         113
   27,200   Fannie Mae                                            2,012,800          98
   35,300   First Union Corporation                               2,146,681         105
   33,700   Freddie Mac                                           2,171,544         106
 --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   54,700   ITT Hartford Group, Inc.                           $  3,001,663     $   146
   18,150   Jefferson-Pilot Corporation                           1,361,250          66
   66,400   MBNA Corporation                                      1,655,850          81
    7,200   Merrill Lynch & Company, Inc.                           480,600          23
    7,100   Morgan Stanley, Dean Witter, Discover and Company       504,100          25
   51,600   PNC Bank Corporation                                  2,792,850         136
   10,300   Progressive Corporation                               1,744,563          85
   62,800   Wells Fargo Company                                   2,508,075         122
 --------------------------------------------------------------------------------------
                                                                 32,194,965       1,568
 --------------------------------------------------------------------------------------
            HEALTHCARE--10.3%
   26,700   Abbott Laboratories                                   1,308,300          64
   27,600   American Home Products Corporation                    1,554,225          76
   37,400   Becton Dickinson & Company                            1,596,513          78
   21,800   Bristol-Myers Squibb Company                          2,917,113         142
   15,300   Guidant Corporation                                   1,686,825          82
   86,400   *Health Management Associates, Inc.  - Cl. "A"        1,868,400          91
   25,400   Johnson & Johnson                                     2,130,425         104
   25,900   Merck & Company, Inc.                                 3,825,106         186
   16,300   Pfizer, Inc.                                          2,044,631         100
   29,700   Warner-Lambert Company                                2,233,069         109
 --------------------------------------------------------------------------------------
                                                                 21,164,607       1,032
 --------------------------------------------------------------------------------------
            TECHNOLOGY--18.0%
   43,200   Adobe Systems, Inc.                                   2,019,600          98
   21,500   *Applied Materials, Inc.                                917,781          45
   48,800   *ASM Lithography Holding, N.V.                        1,488,400          73
   32,250   *Cisco Systems, Inc.                                  2,993,203         146
   66,100   Compaq Computer Corporation                           2,772,069         135
   28,900   Intel Corporation                                     3,426,456         167
   19,000   International Business Machines Corporation           3,510,250         171
   86,200   *Lam Research Corporation                             1,535,438          75
   23,200   Lucent Technologies, Inc.                             2,552,000         124
  142,500   *Micron Electronics, Inc.                             2,467,031         120
   20,600   *Microsoft Corporation                                2,856,963         139
   32,400   Motorola, Inc.                                        1,978,425          96
   50,400   *Newbridge Networks Corporation                       1,530,900          75
   97,800   *Sequent Computer Systems, Inc.                       1,179,713          57
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   33,100   *Sterling Commerce, Inc.                           $  1,489,500     $    73
   74,800   *Symantec Corporation                                 1,626,900          79
   22,400   Xerox Corporation                                     2,643,200         129
 --------------------------------------------------------------------------------------
                                                                 36,987,829       1,802
 --------------------------------------------------------------------------------------
            TRANSPORTATION--1.0%
   60,000   Burlington Northern Santa Fe Corporation              2,025,000          99
 --------------------------------------------------------------------------------------
            UTILITIES--2.8%
   17,700   Duke Energy Corporation                               1,133,906          55
   35,400   Enron Corporation                                     2,020,013          98
   22,000   FPL Group, Inc.                                       1,355,750          66
   57,500   PacifiCorp                                            1,211,094          59
 --------------------------------------------------------------------------------------
                                                                  5,720,763         278
 --------------------------------------------------------------------------------------
                                                                194,205,079       9,462
TOTAL VALUE OF COMMON STOCKS (cost $127,330,573)
 --------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--4.9%
$   3,300M  Avco Financial Services, 5.47%, 1/11/99               3,294,963         160
    1,700M  Chevron USA, Inc., 4.80%, 1/22/99                     1,695,239          83
    5,000M  Texaco, Inc., 5.71%, 1/7/99                           4,995,235         243
 --------------------------------------------------------------------------------------
                                                                  9,985,437         486
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $9,985,437)
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $137,316,010)          99.5%   204,190,516       9,948
OTHER ASSETS, LESS LIABILITIES                            .5      1,061,504          52
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $205,252,020     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Dear Investor:

For the year ended December 31, 1998, First Investors Life Cash Management Fund returned 5.0% on a net asset value basis.

The Fund's performance was primarily the result of substantial declines in interest rates, which occurred in an already low interest environment. The Federal Reserve lowered short-term interest rates three times in an eight week period that began in September.

Short-term interest rates had remained generally low through most of 1998, before edging even lower late in the third quarter and throughout the fourth quarter. It was during that time period that the Federal Reserve lowered short-term interest rates in an effort to add liquidity to the market place and stem disruption in the U.S. financial markets caused by the turmoil in several of the world's emerging economies.

In a year in which economists continuously called for the U.S. economy to slow, investors focused their efforts on the quality of their portfolios. Consequently, quality spreads widened over the course of the year, with lower rated companies having to pay higher interest rates to borrow money than did higher rated borrowers. In addition, issuers that generated a significant portion of their revenues from sales in foreign markets came under greater scrutiny, and were also subject to relatively higher borrowing costs.

Investors continued to express their need to diversify their financial assets by buying money market funds. In 1998, assets in taxable money market funds increased by about 27% over the course of the year while assets in tax exempt money market funds increased by about 17%. Though investors realize that returns offered by money market funds are generally lower than potential returns offered by other types of mutual funds, the liquidity and relatively stable net asset value nature of a money market fund remain key attractions to investors. According to the Investment Company Institute, money market funds accounted for more than 50% of all new net cash flows into the mutual fund industry.

Even though the Fund is conservative, there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation and are not guaranteed by any bank or other entity.

Your Fund will continue to focus on credit quality and liquidity in 1999. The Fund will continue to purchase only those securities considered at the time of purchase to present minimal market and credit risk to its shareholders.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]

Michael J. O'Keefe
Portfolio Manager

January 29, 1999

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 1998

-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                       INVESTED
                                                                                       FOR EACH
PRINCIPAL                                                      INTEREST              $10,000 OF
   AMOUNT   SECURITY                                              RATE*       VALUE  NET ASSETS
-----------------------------------------------------------------------------------------------
            CORPORATE NOTES--90.8%
$     100M  Alabama Power Co., 8/1/99                              6.38%    $100,612 $      145
      210M  Archer-Daniels-Midland Co., 1/13/99                    5.35     209,629         303
      260M  Associates Corp., N.A., 9/1/99                         7.25     263,340         381
      142M  BellSouth Telecommunications, 1/27/99                  5.10     141,477         205
      280M  Carolina Power & Light Co., 2/3/99                     5.13     278,683         403
      200M  Chevron USA, Inc., 1/14/99                             5.25     199,621         289
      150M  Colgate-Palmolve Co., 5/24/99                          7.21     151,068         218
      125M  Consolidated Natural Gas Co., 1/28/99                  5.13     124,519         180
      300M  Eastman Kodak Co., 2/8/99                              5.10     298,385         431
      217M  Ford Motor Credit Corp., 5/15/99                       7.25     218,111         315
      140M  General Electric Capital Corp., 1/11/99                4.87     139,811         202
      100M  General Electric Capital Corp., 2/1/99                 8.13     100,199         145
      200M  Heinz (H.J.) Co., 10/15/99                             6.75     202,423         293
      200M  IBM Credit Corp., 1/6/99                               5.19     199,856         289
      125M  IBM Credit Corp., 5/10/99                              6.60     125,546         182
      300M  Kellog Co., 3/11/99                                    5.10     297,067         430
      350M  Nalco Chemical Co., 3/22/99                            5.05     346,099         500
      350M  New York Times Co., 1/5/99                             5.35     349,792         506
      100M  Pacific Telephone-Telegraph Co., 4/1/99                4.63      99,833         144
      300M  PepsiCo, Inc., 9/1/99                                  6.25     301,819         436
      200M  Pitney-Bowes, Inc., 1/6/99                             5.65     199,843         289
      300M  Prudential Funding Corp., 1/15/99                      5.24     299,389         433
      250M  Schering-Plough Corp., 2/17/99                         5.08     248,342         359
      100M  Shell Oil Co., 7/1/99                                  5.45     100,548         145
      110M  Southern California Edison Co., 4/15/99                5.20     110,677         160
      100M  Southwestern Bell Telephone Co., 8/20/99               6.45     100,752         146
      100M  Texaco, Inc., 1/5/99                                   5.98      99,934         144
      225M  Texaco, Inc., 2/17/99                                  5.08     223,508         323
      250M  Walt Disney Co., 1/15/99                               5.11     249,503         361
      300M  Washington Gas Light Co., 1/19/99                      5.10     299,235         433
      200M  Winn Dixie Stores, Inc., 1/12/99                       5.07     199,690         289
         --------------------------------------------------------------------------------------
                                                                          6,279,311       9,079
TOTAL VALUE OF CORPORATE NOTES (cost $6,279,311)
         --------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                       INVESTED
                                                                                       FOR EACH
PRINCIPAL                                                      INTEREST              $10,000 OF
   AMOUNT   SECURITY                                              RATE*       VALUE  NET ASSETS
-----------------------------------------------------------------------------------------------
            VARIABLE RATE NOTES--4.7%
$     225M  General Motors Acceptance Corp., 1/29/99               5.35%    $225,020 $      325
      100M  Key Bank N.A., 3/4/99                                  5.65     100,007         145
         --------------------------------------------------------------------------------------
                                                                            325,027         470
TOTAL VALUE OF VARIABLE RATE NOTES (cost $325,027)
         --------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--3.6%
      250M  Federal Home Loan Bank, 10/28/99
              (cost $249,967)                                      5.00     249,967         361
         --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $6,854,305)                       99.1%  6,854,305       9,910
OTHER ASSETS, LESS LIABILITIES                                       .9      62,086          90
--------------------------------------------------------------------------------------
NET ASSETS                                                        100.0%  6,$916,391 $   10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

*The interest rates shown for the corporate notes and the U.S. Government obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the variable rate notes are adjusted periodically; the interest rates shown are the rates that were in effect at December 31, 1998.

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE DISCOVERY FUND

Dear Investor:

For the year ended December 31, 1998, the First Investors Life Discovery Fund returned 3.1% on a net asset value basis compared to a -.3% return for the small companies growth funds average as reported by Lipper Inc.

For most of 1998, the stocks of smaller-capitalized companies underperformed the broader equity market. However, in the fourth quarter of 1998, small-caps staged a remarkable turnaround. The Life Discovery Fund, with its focus on seeking promising companies in the early stages of their development, benefited from the rejuvenated small-cap marketplace.

A number of holdings helped the Fund's performance, especially long-term holdings that were initially purchased at significantly lower prices. Several investments in the technology sector aided returns, including EMC, a database management company that benefited from the accelerating demand for storage space that is necessary for new applications such as the Internet, data warehousing and Year 2000 testing. Cisco Systems, the market leader in routers and LAN switches, benefited from the increased need for bandwidth on all levels of communication. The need for high performance communication routing and switching equipment drove the stock to new highs during the period.

In the communications sector, Tele-Communications Liberty Media, a leader in cable programming with ownership interest in the Discovery Channel, QVC, Home Shopping Network, Encore and Fox Sports, also performed well. Among retailers, Rite Aid, a national drugstore chain, also had strong performance.

The Fund's return was hindered by the underperformance of a number of holdings, including Oakwood Homes, a mortgage lender and manufacturer of mobile homes, and Imperial Credit, a diversified financial services company. These businesses were negatively impacted by consumer refinancings and credit worries. Adaptec, a technology firm that develops products that reduce information "bottlenecks," was hurt by the increased sophistication of computer hard drives.

During the reporting period, two companies in which the Fund had invested, experienced significant problems involving alleged fraudulent accounting. Transcrypt International, a producer of high-end communications equipment, announced "unresolved accounting principles" relating to certain transactions in 1997. Cendant, which had been a Wall Street darling, fell on hard times when it was discovered that the revenue numbers at CUC International, one of the companies merged into Cendant, had been inflated. These events were unique and difficult to foresee and had a negative impact on the Fund's performance.

A number of the Fund's holdings benefited from merger and acquisition activity:
Brooks Fiber, which the Fund held at the beginning of year, was acquired by MCI WorldCom; Jones Intercable, in whom Comcast increased its ownership stake; and Eastern Environmental, which is merging with Waste Management.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

              [SIGNATURE]

David A. Hanover
Co-Portfolio Manager*

         [SIGNATURE]

Patricia D. Poitra
Director of Equities
  and Co-Portfolio Manager

January 29, 1999

* Mr. Hanover assumed the position of Co-Portfolio Manager of the Fund on September 1, 1998.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund -- Discovery Fund and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    LIFE DISCOVERY FUND           RUSSELL 2000 INDEX

Jan-89                                                  $9,300                 $10,000
Dec-89                                                  11,498                  11,426
Dec-90                                                  10,869                   8,986
Dec-91                                                  16,513                  12,911
Dec-92                                                  19,087                  15,017
Dec-93                                                  23,305                  17,571
Dec-94                                                  22,715                  17,010
Dec-95                                                  28,448                  21,665
Dec-96                                                  31,999                  25,222
Dec-97                                                  37,388                  30,785
Dec-98                                                  38,527                  30,097
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                 3.05%                 (4.17%)
Five Years                                              10.58%                   8.98%
Ten Years                                               15.27%                  14.44%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND -- DISCOVERY FUND BEGINNING 1/1/89 WITH A THEORETICAL INVESTMENT IN THE RUSSELL 2000 INDEX. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 14.32%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--93.5%
            BASIC MATERIALS--1.5%
   76,900   *ChiRex, Inc.                                      $  1,643,737     $   144
 --------------------------------------------------------------------------------------
            CAPITAL GOODS--2.0%
   33,100   Gleason Corporation                                     599,937          53
   16,200   *Ionics, Inc.                                           484,987          43
   19,424   *Sanmina Corporation                                  1,214,000         107
 --------------------------------------------------------------------------------------
                                                                  2,298,924         203
 --------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.3%
   87,300   *Allegiance Telecom, Inc.                             1,058,512          93
   45,200   *Commonwealth Telephone Enterprises, Inc.             1,514,200         133
   98,700   *ICG Communications, Inc.                             2,122,050         186
   92,200   *US LEC Corporation  - Cl. "A"                        1,365,712         120
 --------------------------------------------------------------------------------------
                                                                  6,060,474         532
 --------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--11.6%
   31,700   Fingerhut Companies, Inc.                               489,369          43
   45,750   *Fossil, Inc.                                         1,315,312         116
   52,800   Fred's, Inc.                                            792,000          70
  104,400   Interface, Inc.                                         968,968          85
   49,800   Kellwood Company                                      1,245,000         109
   21,650   *NCO Group, Inc.                                        974,250          86
   40,200   Ogden Corporation                                     1,007,512          89
   39,602   *Saks, Inc.                                           1,249,938         110
   22,900   *StaffMark, Inc.                                        512,387          45
  122,700   *Stage Stores, Inc.                                   1,150,313         101
   30,800   Talbots, Inc.                                           966,350          85
   46,100   *Travis Boats & Motors, Inc.                            945,050          83
  116,600   Wolverine World Wide, Inc.                            1,544,950         136
 --------------------------------------------------------------------------------------
                                                                 13,161,399       1,158
 --------------------------------------------------------------------------------------
            CONSUMER STAPLES--14.0%
   53,100   *Beringer Wine Estates Holdings, Inc.  - Cl. "B"      2,372,906         208
   68,300   *Cinar Films, Inc.  - Cl. "B"                         1,733,113         152
   56,500   *Citadel Communications Corporation                   1,461,938         128
   42,800   Earthgrains Company                                   1,324,125         116
  157,894   *Four Media Company                                   1,282,889         113
   48,300   *Jones Intercable, Inc.  - Cl. "A"                    1,720,688         151
 --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   35,100   *Suiza Foods Corporation                           $  1,787,906     $   157
   26,374   *Tele-Communications, Inc. Liberty Media Group
               - Ser. "A"                                         1,214,852         107
   63,400   *Whole Foods Market, Inc.                             3,066,975         269
 --------------------------------------------------------------------------------------
                                                                 15,965,392       1,401
 --------------------------------------------------------------------------------------
            ENERGY--1.6%
   42,900   *Newfield Exploration Company                           895,538          79
   74,400   *Veritas DGC, Inc.                                      967,200          85
 --------------------------------------------------------------------------------------
                                                                  1,862,738         164
 --------------------------------------------------------------------------------------
            FINANCIAL--8.7%
   35,563   Charter One Financial, Inc.                             986,873          87
   44,500   Chittenden Corporation                                1,424,000         125
   44,400   Commercial Federal Corporation                        1,029,525          90
   27,500   Dime Bancorp, Inc.                                      727,031          64
   22,689   *HealthCare Financial Partners, Inc.                    904,724          79
   38,100   Hooper Holmes, Inc.                                   1,104,900          97
   41,700   Manufactured Home Communities, Inc.                   1,045,106          92
   61,900   Sterling Bancshares, Inc.                               920,763          81
   25,900   TCF Financial Corporation                               626,456          55
   29,800   Westamerica Bancorporation                            1,095,150          96
 --------------------------------------------------------------------------------------
                                                                  9,864,528         866
 --------------------------------------------------------------------------------------
            HEALTHCARE--20.6%
   24,600   *Agouron Pharmaceuticals, Inc.                        1,445,250         127
   30,100   *Alternative Living Services, Inc.                    1,023,400          90
  161,600   *American Oncology Resources, Inc.                    2,353,300         207
   18,700   *AmeriSource Health Corp.  - Cl. "A"                  1,215,500         107
  178,700   *Dura Pharmaceuticals, Inc.                           2,714,006         238
   57,500   *IDEXX Laboratories, Inc.                             1,547,112         136
   63,500   *IMPATH, Inc.                                         1,682,750         148
   40,700   *Incyte Pharmaceuticals, Inc.                         1,521,163         134
   55,500   Jones Pharma, Inc.                                    2,025,750         178
  138,780   *Kensey Nash Corporation                              1,118,914          98
   18,200   *Medicis Pharmaceutical Corporation  - Cl. "A"        1,085,175          95
   48,400   *Molecular Devices Corporation                        1,052,700          92
   20,300   *Pediatrix Medical Group, Inc.                        1,216,731         107
   24,200   Teva Pharmaceutical Industries, Ltd. (ADR)              984,638          86
 --------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   65,600   *TLC The Laser Center, Inc.                        $  1,344,800     $   118
   29,900   *Trigon Healthcare, Inc.                              1,115,644          98
 --------------------------------------------------------------------------------------
                                                                 23,446,833       2,059
 --------------------------------------------------------------------------------------
            TECHNOLOGY--28.2%
   28,000   *Comverse Technology, Inc.                            1,988,000         175
  130,800   *Condor Technology Solutions, Inc.                    1,308,000         115
   13,400   *EMC Corporation                                      1,139,000         100
   44,800   *Etec Systems, Inc.                                   1,792,000         157
   18,300   *Exodus Communications, Inc.                          1,175,775         103
   19,400   *Flextronics International, Ltd.                      1,661,125         146
  104,150   *IMRglobal Corporation                                3,065,916         269
    1,700   *InfoSpace.com, Inc.                                     64,813           6
   49,800   *Level One Communications, Inc.                       1,767,900         155
   14,600   *Mercury Interactive Corporation                        923,450          81
   24,003   National Data Corporation                             1,168,646         103
   58,900   *Netopia, Inc.                                          401,256          35
   31,900   *Network Appliance, Inc.                              1,435,500         126
   16,700   *New Dimension Software, Ltd.                           803,688          71
   13,600   *New Era of Networks, Inc.                              598,400          53
   73,000   *NICE-Systems, Ltd.                                   1,578,625         139
  111,100   *Orckit Communications, Ltd.                          1,798,431         158
  121,400   *Saville Systems Ireland PLC (ADR)                    2,306,600         203
  105,600   *Software AG Systems, Inc.                            1,914,000         168
   66,600   *Symantec Corporation                                 1,448,550         127
   22,200   *Synopsys, Inc.                                       1,204,350         106
   26,700   *Wind River Systems, Inc.                             1,254,900         110
   19,700   *Xilinx, Inc.                                         1,282,963         113
 --------------------------------------------------------------------------------------
                                                                 32,081,888       2,819
 --------------------------------------------------------------------------------------
                                                                106,385,913       9,346
TOTAL VALUE OF COMMON STOCKS (cost $87,119,528)
 --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1998

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.5%
$   4,500M  Chevron USA, Inc., 4.80%, 1/22/99                  $  4,487,545     $   394
    1,800M  New York Times Co., 5.35%, 1/6/99                     1,798,671         158
 --------------------------------------------------------------------------------------
                                                                  6,286,216         552
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $6,286,216)
 --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $93,405,744)           99.0%   112,672,129       9,898
OTHER ASSETS, LESS LIABILITIES                           1.0      1,155,798         102
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $113,827,927     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE GOVERNMENT FUND

Dear Investor:

For the year ended December 31, 1998, the First Investors Life Government Fund returned 7.5% on a net asset value basis compared to a 6.5% return for the Government National Mortgage Association bond funds average as reported by Lipper Inc.

During the year, the Fund was invested primarily in mortgage-backed securities that are guaranteed by the Government National Mortgage Association and other agencies. The Fund's performance was negatively affected when the mortgage-backed market experienced two massive refinancing waves, the second of which provided homeowners with a lifetime-best refinancing opportunity and substantially changed the composition of the mortgage-backed market. Fixed rate mortgage supply reached record levels due to record home sales and record refinancing of mortgages.

The Fund's relative performance during the period was helped by the fact that, on average, 20% - 25% of the Fund's assets were invested in U.S. Treasury or Agency securities. Both of these types of bonds substantially outperformed mortgage-backed securities. Ten-year Treasury yields fell 109 basis points during 1998, reaching their lowest level since the 1960s in early October, before backing up to 4.65% at year-end. The Fund also benefited from several high coupon mortgage-backed pools (58% of assets at year-end), which provided above average total returns due to slow prepayment (or refinancing) rates.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF SEPTEMBER 30, 1998
                                       LIFE GOVERNMENT              SALOMON BROTHERS       SALOMON BROTHERS

                                                           Fund          Mortgage Index      Government Index
Jan-92                                                   $9,300                 $10,000               $10,000
Dec-92                                                   10,213                  10,848                10,893
Dec-93                                                   10,865                  11,611                12,056
Dec-94                                                   10,419                  11,445                11,650
Dec-95                                                   12,048                  13,364                13,794
Dec-96                                                   12,480                  14,080                14,200
Dec-97                                                   13,555                  15,385                15,570
Dec-98                                                   14,577                  16,459                17,102
                                   Average Annual Total Return*
                                                    N.A.V. Only     S.E.C. Standardized
One Year                                                  7.54%                  (.01%)
Five Years                                                6.05%                   4.53%
Since Inception (1-7-92)                                  6.64%                   5.54%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--GOVERNMENT FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE SALOMON BROTHERS MORTGAGE INDEX AND THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS MORTGAGE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF ALL AGENCY PASS-THROUGHS AND FHA AND GNMA PROJECT NOTES. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDICES IS TRADER-PRICED, AND THE INDICES FOLLOW CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (.22%), 4.23% AND 5.16%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS MORTGAGE INDEX AND SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--71.2%
            Federal Home Loan Mortgage Corporation--9.8%
$   1,017M    8.50%, 7/1/2022-9/1/2024                         $ 1,076,390     $   980
            Federal National Mortgage Association--41.4%
      842M    7%, 7/1/2025                                         860,739         783
    2,473M    9%, 6/1/2015-11/1/2026                             2,618,342       2,382
      955M    11%, 10/1/2015                                     1,071,790         975
            Government National Mortgage Association I
              Program--20.0%
      600M    7.50%, 9/15/2026-3/15/2028                           619,086         564
    1,289M    8%, 7/15/2018                                      1,351,216       1,229
      207M    11.50%, 10/15/2012-5/15/2015                         234,004         213
--------------------------------------------------------------------------------------
                                                                 7,831,567       7,126
TOTAL VALUE OF MORTGAGE-BACKED CERTIFICATES (cost $7,812,923)
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--14.4%
      500M  Federal Home Loan Mortgage Corp., 5.75%,
              4/15/2008                                            514,751         468
    1,000M  Tennessee Valley Authority Power Board, 6.375%,
              6/15/2005                                          1,063,582         968
--------------------------------------------------------------------------------------
                                                                 1,578,333       1,436
TOTAL VALUE OF U.S. GOVERNMENT AGENCY OBLIGATIONS (cost
  $1,501,726)
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--9.7%
    1,000M  U.S. Treasury Notes, 5.625%, 5/15/2008
              (cost $1,057,656)                                  1,067,188         971
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.3%
      250M  Texaco, Inc., 5.08%, 2/17/1999 (cost $249,834)         249,834         227
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $10,622,139)           97.6%   10,726,922       9,760
OTHER ASSETS, LESS LIABILITIES                           2.4       264,143         240
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $10,991,065     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE GROWTH FUND

Dear Investor:

For the twelve months ended December 31, 1998, the First Investors Life Growth Fund outperformed the Lipper Growth Fund Average with a total return on a net asset value basis of 27.4% for the Fund versus 22.9% for the average of funds with similar objectives. The S&P 500 was up 28.6% in 1998, while the Russell 3000 returned 24.1%.

The U.S. equity market proved to be remarkably resilient during 1998. Investors chose to discount the possibility of declining earnings, economic recession, and price deflation. Instead, the market anticipated the more positive scenario of low inflation and decelerating growth. With this outlook, investors were willing to pay high valuations for companies able to expand earnings despite a weak macro environment. In fact, speculative fever was alive and well with Internet related and select biotechnology shares skyrocketing. Conversely, more economically sensitive stocks continued to underperform the broad equity averages. Leading sectors in the broad market were technology, pharmaceuticals, media, telecommunications, and retail. On the other hand, weaker sectors included energy, industrial, materials, and aerospace.

The Life Growth Fund outperformed the Lipper average of similar funds by 450 basis points in 1998. This premium was achieved despite our stable growth approach which resulted in little to no exposure to some of the market's highest flying stocks. From a sector point of view, holdings in retail, technology, and healthcare contributed to the Fund's returns. Conversely, stocks in the finance, energy, and select consumer staple sectors detracted from results. From an individual stock perspective, top performers for the twelve months included Wal-Mart Stores, which posted strong apparel same-store sales gains aided by improved in-store inventory management. Cisco Systems performed well as the company entered the consumer market, which allowed the firm to leverage its technology and brand name to generate additional revenue. Texas Instruments regained upward momentum as capacity and inventories declined, allowing prices to stabilize. Weaker performers during the twelve months ended December 31, 1998 included: United Healthcare, based on weak HMO pricing, and DuPont, Diamond Offshore, and Schlumberger as a result of being part of the weak energy and oil field service sector.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Matthew E. Megargel

Matthew E. Megargel
Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Growth Fund and the Standard & Poor's 500 Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                           LIFE                          S+P

                                                   Growth Fund               500 Index
Jan-89                                                  $9,300                 $10,000
Dec-89                                                  11,534                  13,132
Dec-90                                                  11,189                  12,723
Dec-91                                                  15,070                  16,540
Dec-92                                                  16,544                  17,766
Dec-93                                                  17,536                  19,529
Dec-94                                                  17,032                  19,781
Dec-95                                                  21,310                  27,146
Dec-96                                                  26,521                  33,248
Dec-97                                                  34,287                  44,254
Dec-98                                                  43,665                  56,795
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                27.35%                  18.44%
Five Years                                              20.02%                  18.29%
Ten Years                                               16.72%                  15.88%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--GROWTH FUND BEGINNING 1/1/89 WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE S.E.C. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 15.57%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           COMMON STOCKS--97.9%
           AEROSPACE/DEFENSE--1.3%
  26,000   Boeing Company                                     $    848,250     $    45
  14,000   *General Motors Corporation  - Cl. "H"                  555,625          30
   9,000   United Technologies Corporation                         978,750          52
--------------------------------------------------------------------------------------
                                                                 2,382,625         127
--------------------------------------------------------------------------------------
           BANKS--7.3%
  18,950   Associated Banc-Corp.                                   647,853          35
  24,850   BankAmerica Corporation                               1,494,106          80
  81,899   Citigroup, Inc.                                       4,054,000         217
  37,200   First Union Corporation                               2,262,225         121
  20,000   Mercantile Bancshares Corporation                       770,000          41
  19,100   State Street Corporation                              1,328,644          71
  44,900   U.S. Bancorp                                          1,593,950          85
  12,200   Westamerica Bancorporation                              448,350          24
  16,000   Wilmington Trust Corporation                            986,000          53
--------------------------------------------------------------------------------------
                                                                13,585,128         727
--------------------------------------------------------------------------------------
           BUSINESS SERVICES--2.6%
  30,900   *Barnett, Inc.                                          424,875          23
  31,000   Dames & Moore Group                                     399,125          21
  21,000   G & K Services, Inc.  - Cl. "A"                       1,118,250          60
  16,000   Herman Miller, Inc.                                     428,000          23
  20,200   *Ionics, Inc.                                           604,737          32
  24,600   *Tetra Tech, Inc.                                       665,737          36
  34,256   *United Rentals, Inc.                                 1,134,730          61
--------------------------------------------------------------------------------------
                                                                 4,775,454         256
--------------------------------------------------------------------------------------
           CHEMICALS--1.4%
  21,300   Du Pont (E.I.) de Nemours & Company                   1,130,231          60
  19,800   Minerals Technologies, Inc.                             810,562          43
  20,600   Praxair, Inc.                                           726,150          39
--------------------------------------------------------------------------------------
                                                                 2,666,943         142
--------------------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT--3.4%
  13,200   *Black Box Corporation                                  499,950          27
  36,750   *Cisco Systems, Inc.                                  3,410,859         182
   9,268   Lucent Technologies, Inc.                             1,019,480          55
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           COMMUNICATIONS EQUIPMENT (continued)
  14,000   Motorola, Inc.                                     $    854,875     $    46
   7,600   *Tellabs, Inc.                                          521,075          28
--------------------------------------------------------------------------------------
                                                                 6,306,239         338
--------------------------------------------------------------------------------------
           COMPUTERS & OFFICE EQUIPMENT--5.3%
  40,700   Compaq Computer Corporation                           1,706,856          91
  24,800   *EMC Corporation                                      2,108,000         113
  18,600   Hewlett-Packard Company                               1,270,612          68
  19,100   International Business Machines Corporation           3,528,725         189
  10,300   Xerox Corporation                                     1,215,400          65
--------------------------------------------------------------------------------------
                                                                 9,829,593         526
--------------------------------------------------------------------------------------
           DRUGS--8.6%
  45,100   American Home Products Corporation                    2,539,694         136
  13,100   *Genetech, Inc.                                       1,043,906          56
  24,300   *Genzyme Corporation                                  1,208,925          65
  17,200   Johnson & Johnson                                     1,442,650          77
  13,800   Merck & Company, Inc.                                 2,038,087         109
  19,700   Pfizer, Inc.                                          2,471,119         132
  40,000   Pharmacia & Upjohn, Inc.                              2,265,000         121
  24,300   Warner-Lambert Company                                1,827,056          98
  29,100   Zeneca Group PLC (ADR)                                1,305,862          70
--------------------------------------------------------------------------------------
                                                                16,142,299         864
--------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--2.9%
  47,900   General Electric Company                              4,888,794         262
  31,000   *Littlefuse, Inc.                                       596,750          32
--------------------------------------------------------------------------------------
                                                                 5,485,544         294
--------------------------------------------------------------------------------------
           ELECTRONICS--4.6%
  42,700   *Analog Devices, Inc.                                 1,339,712          72
  32,000   *Applied Materials, Inc.                              1,366,000          73
  17,000   Dallas Semiconductor Corporation                        692,750          37
  25,600   Intel Corporation                                     3,035,200         162
  16,400   Texas Instruments, Inc.                               1,403,225          75
  10,300   *Xilinx, Inc.                                           670,787          36
--------------------------------------------------------------------------------------
                                                                 8,507,674         455
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           ENERGY SERVICES--.9%
  17,700   Diamond Offshore Drilling, Inc.                    $    419,269     $    22
  25,400   Schlumberger, Ltd.                                    1,171,575          63
--------------------------------------------------------------------------------------
                                                                 1,590,844          85
--------------------------------------------------------------------------------------
           ENERGY SOURCES--2.9%
   6,900   *Barrett Resources Corporation                          165,600           9
  19,400   Chevron Corporation                                   1,608,987          86
  24,800   Exxon Corporation                                     1,813,500          97
  39,300   Royal Dutch Petroleum Company                         1,881,487         101
--------------------------------------------------------------------------------------
                                                                 5,469,574         293
--------------------------------------------------------------------------------------
           ENTERTAINMENT PRODUCTS--.5%
  30,200   *Speedway Motorsports, Inc.                             860,700          46
--------------------------------------------------------------------------------------
           FINANCIAL SERVICES--5.0%
  20,000   American Express Company                              2,045,000         109
  44,400   Associates First Capital Corporation                  1,881,450         101
  33,280   Fannie Mae                                            2,462,720         132
  10,000   Finova Group, Inc.                                      539,375          29
  19,400   Franklin Resources, Inc.                                620,800          33
  27,500   Merrill Lynch & Company, Inc.                         1,835,625          98
--------------------------------------------------------------------------------------
                                                                 9,384,970         502
--------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--4.0%
  14,400   *Beringer Wine Estates Holdings, Inc.  - Cl. "B"        643,500          34
  19,500   Coca-Cola Company                                     1,304,062          70
  39,100   PepsiCo, Inc.                                         1,600,656          86
  43,700   Philip Morris Companies, Inc.                         2,337,950         125
  54,000   Sara Lee Corporation                                  1,522,125          81
--------------------------------------------------------------------------------------
                                                                 7,408,293         396
--------------------------------------------------------------------------------------
           HEALTH SERVICES--3.3%
  49,450   Columbia/HCA Healthcare Corporation                   1,223,887          65
  34,000   *Covance, Inc.                                          990,250          53
  13,700   *Henry Schein, Inc.                                     613,075          33
  33,500   Service Corporation International                     1,275,094          68
  19,500   Servicemaster Company                                   430,219          23
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           HEALTH SERVICES (continued)
  21,600   Shared Medical System Corporation                  $  1,077,300     $    58
  14,000   United Healthcare Corporation                           602,875          32
--------------------------------------------------------------------------------------
                                                                 6,212,700         332
--------------------------------------------------------------------------------------
           HOUSEHOLD PRODUCTS--3.7%
  18,000   *Bush Boake Allen, Inc.                                 634,500          34
  10,000   Colgate-Palmolive Company                               928,750          50
   8,900   Estee Lauder Companies, Inc.  - Cl. "A"                 760,950          41
  23,000   Gillette Company                                      1,111,188          59
  25,000   Kimberly-Clark Corporation                            1,362,500          73
  24,000   Procter & Gamble Company                              2,191,500         117
--------------------------------------------------------------------------------------
                                                                 6,989,388         374
--------------------------------------------------------------------------------------
           HOUSING--.3%
  14,600   Ethan Allen Interiors, Inc.                             598,600          32
--------------------------------------------------------------------------------------
           INSURANCE--3.8%
  45,000   Ace, Ltd.                                             1,549,688          83
  22,593   American International Group, Inc.                    2,183,049         117
  35,000   Frontier Insurance Group, Inc.                          450,625          24
  32,400   Marsh & McLennan Companies, Inc.                      1,893,375         101
  16,000   Reinsurance Group of America, Inc.                    1,120,000          60
--------------------------------------------------------------------------------------
                                                                 7,196,737         385
--------------------------------------------------------------------------------------
           MACHINERY & MANUFACTURING--.9%
  25,000   Donaldson Company, Inc.                                 518,750          28
  31,400   *MSC Industrial Direct Company  - Cl. "A"               710,425          38
   8,000   Nordson Corporation                                     411,000          22
--------------------------------------------------------------------------------------
                                                                 1,640,175          88
--------------------------------------------------------------------------------------
           MEDIA--7.6%
  18,400   *Acxiom Corporation                                     570,400          31
   2,400   *ADVO, Inc.                                              63,300           3
  22,500   *AirTouch Communications, Inc.                        1,622,813          87
  14,200   *America Online, Inc.                                 2,055,450         110
   2,500   *Catalina Marketing Corporation                         170,938           9
  25,800   CBS Corporation                                         844,950          45
  25,700   *Cox Communications, Inc.  - Cl. "A"                  1,776,513          95
  29,000   Gannett Company, Inc.                                 1,919,438         103
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           MEDIA (continued)
  23,500   *Tele-Communications, Inc. Liberty Media Group
              - Ser. "A"                                      $  1,082,469     $    58
  35,000   Time Warner, Inc.                                     2,172,188         116
  11,400   *Univision Communication, Inc.  - Cl. "A"               412,538          22
  52,700   Walt Disney Company                                   1,581,000          85
--------------------------------------------------------------------------------------
                                                                14,271,997         764
--------------------------------------------------------------------------------------
           MEDICAL PRODUCTS--3.1%
  32,000   Abbott Laboratories                                   1,568,000          84
  26,600   Baxter International, Inc.                            1,710,713          92
   3,700   Biomet, Inc.                                            148,925           8
  27,600   *Boston Scientific Corporation                          740,025          40
  18,100   Pall Corporation                                        458,156          25
  12,800   Perkin-Elmer Corporation                              1,248,800          67
--------------------------------------------------------------------------------------
                                                                 5,874,619         316
--------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.3%
  13,500   Bemis Company, Inc.                                     512,156          27
--------------------------------------------------------------------------------------
           RETAIL--7.3%
   4,000   *Bed Bath & Beyond, Inc.                                136,500           7
  41,300   CVS Corporation                                       2,271,500         122
  36,000   Dayton Hudson Corporation                             1,953,000         104
  28,700   Dollar General Corporation                              678,038          36
  52,000   Home Depot, Inc.                                      3,181,750         170
  27,500   *Staples, Inc.                                        1,201,406          64
  31,600   *Stein Mart, Inc.                                       220,214          12
  40,000   Wal-Mart Stores, Inc.                                 3,257,500         174
  14,200   *Whole Foods Market, Inc.                               686,925          37
--------------------------------------------------------------------------------------
                                                                13,586,833         726
--------------------------------------------------------------------------------------
           SOFTWARE/SERVICES--8.7%
   9,000   *American Management Systems, Inc.                      360,000          19
  26,000   Automatic Data Processing, Inc.                       2,084,875         112
  20,000   *BISYS Group, Inc.                                    1,032,500          55
  30,000   *Computer Sciences Corporation                        1,933,125         103
  14,700   *DST Systems, Inc.                                      838,819          45
  40,000   First Data Corporation                                1,267,500          68
  33,000   *Microsoft Corporation                                4,576,688         245
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
  SHARES   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           SOFTWARE/SERVICES (continued)
  28,800   *PeopleSoft, Inc.                                  $    545,400     $    29
  27,500   *Policy Management Systems Corporation                1,388,750          74
  41,500   *Sterling Software, Inc.                              1,123,094          60
  14,200   *Synopsys, Inc.                                         770,350          41
  29,600   *Systems & Computer Technology Corporation              407,000          22
--------------------------------------------------------------------------------------
                                                                16,328,101         873
--------------------------------------------------------------------------------------
           TELEPHONE--4.5%
  45,900   Bell Atlantic Corporation                             2,432,700         130
   3,300   Century Telephone Enterprises, Inc.                     222,750          12
  40,700   *MCI WorldCom, Inc.                                   2,920,225         156
  54,100   SBC Communications, Inc.                              2,901,113         155
--------------------------------------------------------------------------------------
                                                                 8,476,788         453
--------------------------------------------------------------------------------------
           TRANSPORTATION--1.2%
  25,750   Air Express International Corporation                   560,063          30
  27,900   C.H. Robinson Worldwide, Inc.                           723,656          39
  12,000   Union Pacific Corporation                               540,750          29
  22,500   Werner Enterprises, Inc.                                397,969          21
--------------------------------------------------------------------------------------
                                                                 2,222,438         119
--------------------------------------------------------------------------------------
           TRAVEL & LEISURE--2.5%
  25,000   McDonald's Corporation                                1,915,625         102
  25,000   *Mesaba Holdings, Inc.                                  515,625          28
  40,000   *Mirage Resorts, Inc.                                   597,500          32
  71,300   Southwest Airlines Company                            1,599,794          86
--------------------------------------------------------------------------------------
                                                                 4,628,544         248
--------------------------------------------------------------------------------------
                                                               182,934,956       9,788
TOTAL VALUE OF COMMON STOCKS (cost $118,448,492)
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
  AMOUNT   SECURITY                                                  VALUE  NET ASSETS
--------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT--2.3%
$  4,280M  Paine Webber, Inc., 4.85%, 1/4/99 (collateralized by U.S. Treasury Bonds, due 8/15/03, valued at
             $4,369,121)(cost $4,280,000)                     $  4,280,000     $   229
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $122,728,492)        100.2%   187,214,956      10,017
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (.2)      (311,215)        (17)
--------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $186,903,741     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE HIGH YIELD FUND

Dear Investor:

For the year ended December 31, 1998, the First Investors Life High Yield Fund returned 3.2% on a net asset value basis compared to a -.4% return for the high current yield funds average as reported by Lipper Inc. After several years of strong returns, the high yield market provided modest returns in 1998. The primary factors that drove the Fund's performance were a deterioration in the high yield market as a result of the "flight to quality," and a perceived credit squeeze. This deterioration trend abated in the fourth quarter of 1998. On the positive side, the Fund's limited exposure to emerging market debt and its focus on higher-rated junk bonds helped its performance, relative to its peer group.

Through the early part of 1998, the financial markets saw a continuation of the positive characteristics exhibited in 1997. The financial system remained supportive, despite widespread emerging markets worries. The equity market continued its strong performance--the ultimate expression of investor confidence. This stock market strength and the abundance of initial public offerings brought to market provided high yield issuers with a source of financial flexibility and contributed to the positive performance of some issues. Concerns about Asia led the Treasury market to rally early in 1998. Within the high yield market, its long-term historical track record and set of positive fundamentals also encouraged investing. This, in turn, drove issuance to a record pace. High yield bonds were, and are, a comparatively attractive source of capital for funding merger and acquisition activity and other aggressive business plans.

In the second quarter, fear of the Asian contagion and projections of slower economic growth conflicted with the frenetic pace of issuance, and caused quality spreads to widen as investors began to resist the lower yields that they were being asked to accept. In the high yield market, performance leadership shifted to the "upper tier" (relatively stronger junk bond issues) from the "middle tier" bonds (those judged to rank lower--not lowest--in credit strength) where it had been through the first quarter. Extremely aggressive deals, "lower tier issues," deferred pay (zero coupon) bonds and emerging markets underperformed the market.

During the third quarter, several severe shocks to the world financial system caused risk to be both reassessed and shunned by investors. The Russian default and wider difficulties in emerging markets also negatively impacted the domestic high yield and investment grade bond markets, as well as the equity markets. Temporarily, the high yield market experienced severe liquidity concerns and stratification which caused upper tier issues to outperform lower tier issues. However, in October, the market reopened for business as the Fed signaled its determination to prevent a world credit crunch and the few bond deals sold during this turbulent time rewarded their investors with especially handsome returns.

FIRST INVESTORS LIFE HIGH YIELD FUND

The Fund's strong relative performance reflects its long-term investment approach, a credit and quality orientation and its positioning to avoid dependence on perpetual bull markets. The Fund benefited from diversification across industry and structure, low exposure to emerging markets, but especially from its preference for stable to improving companies. While the Fund must accept the inherent risks of the high yield market, it often shuns the more speculative investments that carry the greatest level of risk.

As this is written, a variety of market conditions appear to make high yield bonds attractive investments. These include buoyant domestic economic activity, a lack of inflation, and a lull in U.S. Treasury demands for capital. To be fair, the valuation level is--and will likely continue to be--influenced by concerns about the eventual trade effects from recessions elsewhere. These concerns have caused the previously mentioned flight to quality as well as a reluctance by broker-dealers to provide liquidity for deals that they previously sold to the market. However, 1998 has shown that a well thought out portfolio strategy provides one with both the ability to weather market turbulence as well as the opportunity to find undervalued investments.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
George V. Ganter
Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--High Yield Fund and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                                                         CS FIRST

                                          Life High Yield Fund      Boston High Yield Index
Jan-89                                                  $9,300                      $10,000
Dec-89                                                   9,136                       12,319
Dec-90                                                   8,500                       14,001
Dec-91                                                  11,377                       14,054
Dec-92                                                  12,884                       13,157
Dec-93                                                  15,224                       18,914
Dec-94                                                  14,985                       22,065
Dec-95                                                  17,956                       26,237
Dec-96                                                  20,211                       25,983
Dec-97                                                  22,731                       30,498
Dec-98                                                  23,447                       34,286
                                  Average Annual Total Return*
                                                   N.A.V. Only          S.E.C. Standardized
One Year                                                 3.15%                      (4.10%)
Five Years                                               9.02%                        7.45%
Ten Years                                                9.69%                        8.90%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--HIGH YIELD FUND BEGINNING 1/1/89 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,568 DIFFERENT ISSUES, 1,371 OF WHICH ARE CASH PAY, 142 ARE ZERO-COUPON, 15 ARE STEP BONDS, 7 ARE PAY-IN-KIND BONDS AND THE REMAINING 33 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.2 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.0%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 8.68%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--89.0%
           APPAREL/TEXTILES--2.6%
$    600M  Pillowtex Corp., 10%, 2006                         $   645,000     $    99
   1,100M  Polymer Group, Inc., 9%, 2007                        1,094,500         167
-------------------------------------------------------------------------------------
                                                                1,739,500         266
-------------------------------------------------------------------------------------
           AUTOMOTIVE--5.3%
   1,000M  Collins & Aikman Products Co., 11.50%, 2006          1,037,500         159
     800M  Exide Corp., 10%, 2005                                 800,000         122
     900M  Special Devices, Inc., 11.375%, 2008 +                 920,250         141
     700M  Walbro Corp., 9.875%, 2005                             680,750         104
-------------------------------------------------------------------------------------
                                                                3,438,500         526
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--.7%
     500M  Falcon Building Products Corp., 9.50%, 2007            446,250          68
-------------------------------------------------------------------------------------
           CHEMICALS--2.5%
     600M  Huntsman Polymers Corp., 11.75%, 2004                  645,000          99
   1,025M  Hydrochem Industrial Services, Inc., 10.375%,
             2007                                                 978,875         150
-------------------------------------------------------------------------------------
                                                                1,623,875         249
-------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--2.0%
     700M  Commemorative Brands, Inc., 11%, 2007                  546,000          84
     700M  Herff Jones, Inc., 11%, 2005                           759,500         116
-------------------------------------------------------------------------------------
                                                                1,305,500         200
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--3.0%
   1,000M  Radnor Holdings, Inc., 10%, 2003                     1,010,000         155
     900M  Tekni-Plex, Inc., 9.25%, 2008                          943,875         144
-------------------------------------------------------------------------------------
                                                                1,953,875         299
-------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--4.1%
     750M  Clark Material Handling, Inc., 10.75%, 2006            776,250         119
   1,000M  Columbus McKinnon Corp., 8.50%, 2008                   940,000         144
   1,000M  Numatics, Inc., 9.625%, 2008                           940,000         144
-------------------------------------------------------------------------------------
                                                                2,656,250         407
-------------------------------------------------------------------------------------
           ELECTRIC & GAS UTILITIES--1.5%
   1,000M  AES Corp., 8.50%, 2007                               1,016,250         155
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--1.2%
$    750M  Amphenol Corp., 9.875%, 2007                       $   768,750     $   118
-------------------------------------------------------------------------------------
           ENERGY--4.7%
     800M  Chesapeake Energy Corp., 9.625%, 2005                  604,000          92
     800M  Giant Industries, Inc., 9.75%, 2003                    788,000         121
   1,000M  Veritas DGC, Inc., 9.75%, 2003                       1,020,000         156
     650M  Vintage Petroleum, Inc., 9%, 2005                      638,625          98
-------------------------------------------------------------------------------------
                                                                3,050,625         467
-------------------------------------------------------------------------------------
           ENTERTAINMENT/LEISURE--3.5%
   1,100M  Loews Cineplex Entertainment, 8.875%, 2008           1,138,500         174
   1,200M  Outboard Marine Corp., 10.75%, 2008 +                1,176,000         180
-------------------------------------------------------------------------------------
                                                                2,314,500         354
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--2.4%
     500M  Doane Products Co., 9.75%, 2007 +                      517,500          79
   1,000M  International Home Foods, Inc., 10.375%, 2006        1,087,500         166
-------------------------------------------------------------------------------------
                                                                1,605,000         245
-------------------------------------------------------------------------------------
           GAMING/LODGING--1.3%
     750M  Casino America, Inc., 12.50%, 2003                     835,312         128
-------------------------------------------------------------------------------------
           HEALTHCARE--8.3%
     700M  Dade International, Inc., 11.125%, 2006                778,750         119
     500M  Fisher Scientific International, Inc., 7.125%,
             2005                                                 469,690          72
     700M  Fisher Scientific International, Inc., 9%, 2008        700,000         107
     900M  Genesis Health Ventures, Inc., 9.75%, 2005             877,500         134
   1,000M  Integrated Health Services, 9.50%, 2007                948,750         145
     400M  Packard Bioscience, Inc., 9.375%, 2007                 382,000          58
   1,200M  Tenet Healthcare Corp., 8.625%, 2007                 1,260,000         193
-------------------------------------------------------------------------------------
                                                                5,416,690         828
-------------------------------------------------------------------------------------
           HOUSEHOLD PRODUCTS--.9%
     800M  Corning Consumer Products, Inc., 9.625%, 2008          568,000          87
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--8.0%
     500M  Diamond Cable Communications PLC, 0%-11.75%, 2005      415,625          64
   1,100M  Diva Systems Corp., 0%-12.625%, 2008 +                 415,250          64
-------------------------------------------------------------------------------------

FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING) (continued)
$  1,075M  Echostar Communications Corp., 0%-12.875%, 2004    $ 1,104,562     $   169
     500M  Grupo Televisa, SA, 11.875%, 2006                      496,875          76
     500M  Rogers Cablesystems, Inc., 10%, 2005                   562,500          86
   1,000M  Salem Communications Corp., 9.50%, 2007              1,035,000         158
     500M  Sinclair Broadcasting Group, Inc., 9%, 2007            510,000          78
     700M  Star Choice Communications, Inc., 13%, 2005            703,500         108
-------------------------------------------------------------------------------------
                                                                5,243,312         803
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--4.7%
   1,500M  Affiliated Newspaper Investments, Inc.,
             0%-13.25%, 2006                                    1,548,750         237
     900M  Garden State Newspapers, Inc., 12%, 2004               990,000         151
     500M  Outdoor Systems, Inc., 8.875%, 2007                    526,250          81
-------------------------------------------------------------------------------------
                                                                3,065,000         469
-------------------------------------------------------------------------------------
           MINING/METALS--5.9%
     900M  Commonwealth Aluminum, Corp., 10.75%, 2006             909,000         139
   1,000M  CSN Iron, SA, 9.125%, 2007 +                           615,000          94
     750M  WCI Steel, Inc., 10%, 2004                             748,125         114
     700M  Wells Aluminum Corp., 10.125%, 2005                    675,500         103
   1,000M  Wheeling-Pittsburgh Corp., 9.25%, 2007                 945,000         145
-------------------------------------------------------------------------------------
                                                                3,892,625         595
-------------------------------------------------------------------------------------
           MISCELLANEOUS--4.3%
   1,050M  Kindercare Learning Centers, Inc., 9.50%, 2009       1,050,000         161
     950M  Loomis Fargo & Co., 10%, 2004                          940,500         144
     736M  Pierce-Leahy Corp., 11.125%, 2006                      816,960         125
-------------------------------------------------------------------------------------
                                                                2,807,460         430
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--4.7%
     500M  Container Corp., 11.25%, 2004                          512,500          78
     650M  Riverwood International Corp., 10.25%, 2006            652,438         100
     800M  S.D. Warren Co., Inc., 12%, 2004                       874,000         134
   1,000M  Stone Container Corp., 10.75%, 2002                  1,013,750         155
-------------------------------------------------------------------------------------
                                                                3,052,688         467
-------------------------------------------------------------------------------------
           REAL ESTATE/CONSTRUCTION--.5%
     800M  Cathay International, Ltd., 13%, 2008 +                308,000          47
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
PRINCIPAL                                                                    INVESTED
  AMOUNT                                                                     FOR EACH
      OR                                                                   $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           RETAIL - FOOD/DRUG--2.9%
$  1,000M  Randall's Food Markets, Inc., 9.375%, 2007         $ 1,077,500     $   165
     820M  Stater Brothers Holdings, Inc., 9%, 2004               795,400         122
-------------------------------------------------------------------------------------
                                                                1,872,900         287
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--12.5%
     650M  21st Century Telecom Group, Inc., 0%-12.25%, 2008      274,625          42
   1,000M  Comcast Cellular Holdings, Inc., 9.50%, 2007         1,070,000         164
   1,500M  E. Spire Communications, Inc., 0%-13%, 2005          1,023,750         157
   1,000M  McCaw International, Ltd., 0%-13%, 2007                535,000          82
   1,500M  McLeodUSA, Inc., 0%-10.50%, 2007                     1,160,625         178
   1,250M  Netia Holdings BV, 0%-11.25%, 2007                     715,625         109
     800M  Nextlink Communications, Inc., 9%, 2008                759,000         116
     700M  Paging Network, Inc., 10%, 2008                        672,875         103
   1,100M  Powertel, Inc., 0%-12%, 2006                           803,000         123
   1,000M  Qwest Communications International, Inc.,
             0%-9.47%, 2007                                       772,500         118
     700M  RCN Corp., 0%-11%, 2008                                385,000          59
-------------------------------------------------------------------------------------
                                                                8,172,000       1,251
-------------------------------------------------------------------------------------
           TRANSPORTATION--1.5%
   1,000M  American Commercial Lines, LLC, 10.25%, 2008 +       1,015,000         155
-------------------------------------------------------------------------------------
                                                               58,167,862       8,901
TOTAL VALUE OF CORPORATE BONDS (cost $59,922,931)
-------------------------------------------------------------------------------------
           COMMON STOCKS--.3%
           MEDIA (CABLE TV/BROADCASTING)--.1%
   2,100   *Echostar Communications Corp. - Cl. "A"               101,587          16
-------------------------------------------------------------------------------------
           MEDIA (OTHER)--.2%
   1,000   *Affiliated Newspaper Investments, Inc.                125,000          19
-------------------------------------------------------------------------------------
                                                                  226,587          35
TOTAL VALUE OF COMMON STOCKS (cost $20,963)
-------------------------------------------------------------------------------------

FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
  SHARES                                                                     FOR EACH
      OR                                                                   $10,000 OF
WARRANTS   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--1.3%
           MISCELLANEOUS--.5%
     327   Day International Group, Inc.                      $   301,658     $    46
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.8%
  10,800   S.D. Warren Co., Inc., 14%, Series "B"                 561,600          86
-------------------------------------------------------------------------------------
                                                                  863,258         132
TOTAL VALUE OF PREFERRED STOCKS (cost $624,532)
-------------------------------------------------------------------------------------
           WARRANTS--.3%
           GAMING/LODGING--.0%
     200   *Goldriver Finance Corp., Liquidating Trust                200          --
-------------------------------------------------------------------------------------
           MEDIA (CABLE TV/BROADCASTING)--.2%
   3,300   *Diva Systems Corp. +                                   52,800           8
  16,212   *Star Choice Communications, Inc. (expiring
             12/15/05) +                                           42,557           7
-------------------------------------------------------------------------------------
                                                                   95,357          15
-------------------------------------------------------------------------------------
           MINING/METALS--.0%
     800   *Gulf State Steel Acquisition Corp. (expiring
             4/15/03) +                                                 8          --
-------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.1%
  10,800   *S.D. Warren Co., Inc. (expiring 12/15/06) +            54,000           8
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.0%
   1,500   *E. Spire Communications, Inc. (expiring 11/1/05)
             +                                                     22,500           4
   1,000   *McCaw International, Ltd. (expiring 4/15/07) +          2,500          --
-------------------------------------------------------------------------------------
                                                                   25,000           4
-------------------------------------------------------------------------------------
                                                                  174,565          27
TOTAL VALUE OF WARRANTS (cost $2,500)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--1.7%
$  1,000M  U.S. Treasury Note, 6.125%, 2007 (cost
             $1,092,969)                                      $ 1,093,125     $   167
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--5.0%
   2,000M  Ford Motor Credit Corp., 5.41%, 1/6/99               1,998,497         306
   1,250M  Ford Motor Credit Corp., 4.96%, 1/7/99               1,248,966         191
-------------------------------------------------------------------------------------
                                                                3,247,463         497
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $3,247,463)
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $64,911,358)          97.6%   63,772,860       9,759
OTHER ASSETS, LESS LIABILITIES                          2.4     1,572,961         241
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $65,345,821     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing
+ See Note 5

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Dear Investor:

For the twelve months ending December 31, 1998, the First Investors Life International Securities Fund returned on a net asset value basis 18.2%, compared to a 14.3% return for the Lipper Global average. The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. index, which is broadly representative of the Fund's investment universe, returned 22.0%. The MSCI World Index, which represents only the largest markets in the world, excluding any emerging markets, returned 24.8%.

The Fund outperformed the Lipper group average of similar funds in 1998 by 384 basis points because of the following investment decisions:
    - An overweighted position in Europe relative to the competition;
    - Strong stock selection and slight overweighting in the U.S.;
    - An underweighted position in emerging markets; and
    - A lower cash position.

While much has happened since the summer, our overall outlook has changed relatively little since then, and in fact, since the beginning of 1998. We continue to feel that Europe remains the most attractive region in which to invest, as the economies and companies in the region demonstrate marked progress toward restructuring and reorganization that we believe will unfold over the next several years and will benefit shareholders. The official unveiling of the euro on January 1, 1999 should be a boost to this process. Our overweighted position in Europe relative to the competition contributed positively to portfolio returns. We are optimistic about the Fund's European holdings going forward. Toward the end of the summer, we moved into more defensive stocks with stable growth characteristics, such as drug and cellular phone companies, as well as utility stocks. Given our outlook for increased uncertainty from Brazil's economic and currency woes, which in turn could have a ripple effect threatening cyclical companies that are dependent on a strong global economy and European banks exposed to Latin America, we believe this positioning will prove beneficial over time.

The U.S. economy and market have both surprised on the upside in 1998, with strong consumer spending driving continued strong GDP growth, despite a slowing in manufacturing activity. The market was led for much of the year by the same large global companies that have done well over the last several years with technology companies performing especially well. The Fund's U.S. holdings performed well for the year, driven by such large global companies as Cisco Systems and Microsoft.

The Fund's shareholders were rewarded in 1998 by its decision to maintain a consistently lower weighting in the emerging markets than that of the competition. The emerging markets (1.1% of Portfolio assets as of 12/31/98) were on a roller coaster ride in 1998, bottoming out in September and then rocketing upward towards the end of the year. Although we missed the October/November rally to some extent by being underweighted, we do not plan to chase these markets at this point. We believe that there is much work that remains to be done to recapitalize and clean up many of the emerging market economies, and that these markets are fully priced given the risks involved.

We are comfortable, at present, with our overweighted position in Europe as we expect the European restructuring and deregulation story to continue to unfold. Going forward, we will look for opportunities to modestly re-deploy assets away from North America, given our expectations for slowing economic growth and lower corporate profits in the U.S.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Andrew S. Offit
Co-Portfolio Manager

[SIGNATURE]
Trond Skramstad
Co-Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund - International Securities Fund and the Morgan Stanley Capital International ("MSCI") All Country World Free Index and the MSCI World Index.+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                    LIFE INTERNATIONAL                   MSCI             MSCI ALL COUNTRY

                                               Securities Fund             World Index      World Free Index
Apr-90                                                  $9,300                 $10,000               $10,000
Dec-90                                                   9,647                   9,873                 9,862
Dec-91                                                  11,135                  11,746                11,826
Dec-92                                                  10,991                  11,200                11,326
Dec-93                                                  13,427                  13,791                14,144
Dec-94                                                  13,254                  14,563                14,855
Dec-95                                                  15,732                  17,665                17,746
Dec-96                                                  18,129                  20,138                20,088
Dec-97                                                  19,777                  23,159                23,100
Dec-98                                                  23,372                  28,435                28,174
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                18.18%                   9.92%
Five Years                                              11.72%                  10.12%
Since Inception (4/16/90)                               11.15%                  10.23%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND - INTERNATIONAL SECURITIES FUND BEGINNING 4/16/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE MSCI ALL COUNTRY WORLD FREE INDEX AND THE MSCI WORLD INDEX. THE MSCI ALL COUNTRY WORLD FREE INDEX REPRESENTS BOTH THE DEVELOPED AND THE EMERGING MARKETS. THE INDEX INCLUDES 48 MARKETS OF WHICH EMERGING MARKETS REPRESENT APPROXIMATELY 5.6%. THE MSCI WORLD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 9.97%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MSCI ALL COUNTRY WORLD FREE INDEX AND MSCI WORLD INDEX FIGURES FROM MORGAN STANLEY & CO., INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.
+ WE HAVE ADDED A COMPARISON TO THE MSCI ALL COUNTRY WORLD FREE INDEX THIS YEAR
  BECAUSE THAT INDEX IS MORE REPRESENTATIVE OF THE FUND'S CURRENT INVESTMENT UNIVERSE. AFTER THIS YEAR, WE WILL NOT SHOW A COMPARISON TO THE MSCI WORLD INDEX BECAUSE IT REPRESENTS ONLY THE DEVELOPED MARKETS.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1998

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              COMMON STOCKS--94.9%
              UNITED STATES--32.6%
     14,250   Abbott Laboratories                                $   698,250     $    76
      3,700   Alcoa, Inc.                                            275,881          30
      6,700   AlliedSignal, Inc.                                     296,894          32
      8,450   American Express Company                               864,012          94
      9,798   American International Group, Inc.                     946,732         103
     16,800   *Analog Devices, Inc.                                  527,100          57
      7,500   Baxter International, Inc.                             482,344          52
      8,800   Chevron Corporation                                    729,850          79
     15,600   *Cisco Systems, Inc.                                 1,447,875         157
     15,625   Citigroup, Inc.                                        773,438          84
     10,700   Columbia/HCA Healthcare Corporation                    264,825          29
     13,900   CVS Corporation                                        764,500          83
      6,500   Du Pont (E.I.) de Nemours & Company                    344,906          37
      7,050   Duke Energy Corporation                                451,641          49
     12,200   Exxon Corporation                                      892,125          97
     12,900   Fannie Mae                                             954,600         104
      7,925   First Data Corporation                                 251,123          27
     10,600   Gannett Company, Inc.                                  701,588          76
        700   General Electric Company                                71,444           8
     11,160   Gillette Company                                       539,168          58
      7,975   Hertz Corporation - Cl. "A"                            363,859          39
     12,070   Hewlett-Packard Company                                824,532          89
     19,100   Home Depot, Inc.                                     1,168,681         127
      6,310   Intel Corporation                                      748,129          81
      4,400   International Business Machines Corporation            812,900          88
     11,550   Johnson & Johnson                                      968,756         105
      6,750   Kimberly-Clark Corporation                             367,875          40
     10,350   McDonald's Corporation                                 793,069          86
     12,917   *MCI WorldCom, Inc.                                    926,795         101
      8,550   *Microsoft Corporation                               1,185,778         129
     32,200   *Mirage Resorts, Inc.                                  480,988          52
      9,700   *PeopleSoft, Inc.                                      183,694          20
      4,300   Pfizer, Inc.                                           539,381          58
     14,130   Pharmacia & Upjohn, Inc.                               800,111          87
      7,800   Philip Morris Companies, Inc.                          417,300          45
      5,900   Praxair, Inc.                                          207,975          23
      8,485   Procter & Gamble Company                               774,787          84
     17,180   SBC Communications, Inc.                               921,278         100
      8,030   Schlumberger, Ltd.                                     370,384          40
  --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1998

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              UNITED STATES (continued)
     12,100   Servicemaster Company                              $   266,956     $    29
     26,750   Southwest Airlines Company                             600,203          65
     16,275   State Street Corporation                             1,132,130         123
     12,500   U.S. Bancorp                                           443,750          48
     14,750   Wal-Mart Stores, Inc.                                1,201,203         130
     15,540   Walt Disney Company                                    466,200          51
     11,150   Warner-Lambert Company                                 838,341          91
  --------------------------------------------------------------------------------------
                                                                  30,083,351       3,263
  --------------------------------------------------------------------------------------
              UNITED KINGDOM--15.7%
     37,900   Allied Domecq PLC                                      349,654          38
     64,302   Allied Irish Banks PLC                               1,146,884         124
     58,400   Bank of Scotland                                       696,677          76
     29,700   BOC Group PLC                                          434,850          47
     67,861   BP Amoco PLC                                         1,013,319         110
     93,850   British American Tobacco PLC                           825,232          90
     31,600   British Telecommunications PLC                         476,076          52
     35,800   *Cable & Wireless PLC                                  327,004          35
     13,200   *COLT Telecom Group PLC                                196,890          21
     78,700   Compass Group PLC                                      901,524          98
     56,716   Diageo PLC                                             645,445          70
     17,000   Glaxo Wellcome PLC                                     584,924          63
      5,000   Granada Group PLC                                       88,389          10
     14,400   Great Universal Stores PLC                             151,777          16
     18,400   HSBC Holdings PLC                                      458,394          50
      9,500   HSBC Holdings PLC (75P)                                257,639          28
     20,200   National Westminster Bank PLC                          389,525          42
     82,000   Next PLC                                               673,966          73
     33,900   *Orange PLC                                            393,972          43
     11,000   PowerGen PLC                                           144,584          16
     47,800   Rentokil Initial PLC                                   360,269          39
     50,600   Scottish Power PLC                                     519,859          56
     79,000   Siebe PLC                                              311,513          34
     86,883   Smithkline Beecham PLC                               1,214,268         132
     52,300   Standard Chartered PLC                                 606,068          66
     60,900   Vodafone Group PLC                                     988,931         107
      8,300   Zeneca Group PLC                                       361,395          39
  --------------------------------------------------------------------------------------
                                                                  14,519,028       1,575
  --------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              FRANCE--10.6%
      7,830   Alcatel Alsthom                                    $   958,774     $   104
      4,733   Assurance Generales de France                          282,827          31
      6,620   Axa-Uap                                                959,934         104
     14,622   Banque Nationale de Paris                            1,204,625         131
      3,280   Casino Guichard Perrachon                              341,739          37
      4,220   Compagnie de Saint Gobain                              596,057          65
      4,250   France Telecom SA                                      337,808          37
      8,320   Paribas                                                723,418          78
      5,880   Renault SA                                             264,210          29
      3,829   Rhone-Poulenc SA - Ser. "A"                            197,139          21
      5,370   Societe Nationale Elf Aquitane SA                      621,019          67
      4,900   *STMicroelectronics NV - NY Shs.                       382,506          41
      2,320   Suez Lyonnaise des Eaux                                476,791          52
      7,994   Total SA - Cl. "B"                                     809,988          88
      6,130   Vivendi SA                                           1,591,208         173
  --------------------------------------------------------------------------------------
                                                                   9,748,043       1,058
  --------------------------------------------------------------------------------------
              JAPAN--6.8%
      4,200   Advantest Corporation                                  266,603          29
     88,000   Asahi Bank, Ltd.                                       322,986          35
     10,000   Bridgestone Corporation                                227,400          25
     29,000   Eisai Company, Ltd.                                    565,619          61
     10,000   Fuji Photo Film                                        372,351          40
      3,600   Mabuchi Motor Company, Ltd.                            276,072          30
      7,200   Matsumotokiyoshi Company, Ltd.                         278,944          30
      5,000   Matsushita Communication Industrial Co., Ltd.          236,265          26
     37,000   NEC Corporation                                        341,144          37
      2,900   Nichiei Co., Ltd.                                      231,390          25
         14   NTT Mobile Communication Network, Inc.                 577,145          63
     37,000   Olympus Optical Company, Ltd.                          426,103          46
      2,000   Rohm Company, Ltd.                                     182,452          20
    118,000   Sakura Bank, Ltd.                                      270,940          29
      6,400   Sony Corporation                                       466,964          51
      8,000   Takeda Chemical Industries                             308,519          33
      1,900   Takefuji Corporation                                   138,967          15
     65,000   Toshiba Corporation                                    387,816          42
      5,100   Uni-Charm Corporation                                  239,635          26
      6,000   Yamanouchi Pharmaceutical Co., Ltd.                    193,622          21
  --------------------------------------------------------------------------------------
                                                                   6,310,937         684
  --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1998

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              NETHERLANDS--4.9%
      5,100   Aegon NV                                           $   626,674     $    68
      4,800   Gucci Group NV NY Reg. Shs.                            233,400          25
     10,071   ING Groep NV                                           614,455          67
     21,100   Koninklijke Ahold NV                                   780,286          85
      9,700   Philips Electronics NV                                 651,260          71
      5,700   Royal Dutch Petroleum Company                          283,987          31
     13,141   TNT Post Group NV                                      423,638          46
     10,100   Unilever NV - CVA                                      863,791          94
  --------------------------------------------------------------------------------------
                                                                   4,477,491         487
  --------------------------------------------------------------------------------------
              GERMANY--4.7%
        660   Allianz AG                                             242,122          26
     13,640   Bayer AG                                               569,587          62
      3,920   *DaimlerChrysler AG                                    389,523          42
     21,410   Hoechst AG                                             888,267          96
      1,160   Karstadt AG                                            605,935          66
      8,140   Mannesmann AG                                          933,483         101
     11,010   Siemens AG                                             710,632          77
  --------------------------------------------------------------------------------------
                                                                   4,339,549         470
  --------------------------------------------------------------------------------------
              SWITZERLAND--3.3%
        470   Holderbank Financiere Glarus AG                        556,410          60
        152   Nestle AG                                              330,896          36
        220   Novartis AG                                            432,477          47
         40   Roche Holdings AG - Genussschein                       488,102          53
      2,070   *Swisscom AG                                           866,593          94
      1,070   UBS AG                                                 328,756          36
  --------------------------------------------------------------------------------------
                                                                   3,003,234         326
  --------------------------------------------------------------------------------------
              ITALY--3.1%
    100,200   Banca Commerciale Italiana                             692,753          75
     90,700   ENI SpA                                                594,067          64
    186,433   Telecom Italia SpA                                   1,594,207         173
  --------------------------------------------------------------------------------------
                                                                   2,881,027         312
  --------------------------------------------------------------------------------------
              AUSTRALIA--2.9%
     63,990   *AMP, Ltd.                                             811,470          88
     88,601   Australian & New Zealand Banking Group, Ltd.           580,390          63
     25,568   News Corporation, Ltd.                                 169,056          18
  --------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                              $10,000 OF
     SHARES   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              AUSTRALIA (continued)
    327,249   Pasminco, Ltd.                                     $   248,873     $    27
     20,339   Rio Tinto, Ltd.                                        241,454          26
     87,610   Telstra Corporation, Ltd. I/R                          410,006          44
     64,411   WMC, Ltd.                                              194,373          21
  --------------------------------------------------------------------------------------
                                                                   2,655,622         287
  --------------------------------------------------------------------------------------
              SPAIN--2.7%
     23,200   Banco Santander SA                                     461,736          50
     33,100   Endesa SA                                              878,358          95
      4,300   Repsol SA                                              229,732          25
     11,200   *Telefonica SA - Bonus Rights                            9,959           1
     11,200   Telefonica SA                                          498,774          54
      3,337   Telefonica SA (ADR)                                    451,746          49
  --------------------------------------------------------------------------------------
                                                                   2,530,305         274
  --------------------------------------------------------------------------------------
              SWEDEN--2.3%
      2,090   Hennes & Mauritz AB - Cl. "B"                          170,696          19
    107,600   Nordbanken Holding AB                                  690,286          75
     18,580   Pharmacia & Upjohn (Swedish Dep. Shs.)               1,040,684         113
      9,230   Telefonaktiebolaget LM Ericsson - Cl. "B"              219,774          24
  --------------------------------------------------------------------------------------
                                                                   2,121,440         231
  --------------------------------------------------------------------------------------
              FINLAND--1.5%
     29,120   Metsa-Serla OY - Cl. "B"                               238,673          26
      9,230   Nokia OYJ - Cl. "A"                                  1,130,213         123
  --------------------------------------------------------------------------------------
                                                                   1,368,886         149
  --------------------------------------------------------------------------------------
              HONG KONG--1.3%
     86,000   Cheung Kong Holdings, Ltd.                             618,882          67
    168,500   *China Telecom, Ltd.                                   291,438          32
     36,000   Sun Hung Kai Properties                                262,552          28
  --------------------------------------------------------------------------------------
                                                                   1,172,872         127
  --------------------------------------------------------------------------------------
              DENMARK--.9%
      9,320   Unidanmark A/S - Cl. "A"                               842,034          91
  --------------------------------------------------------------------------------------
              CANADA--.6%
     10,100   Canadian National Railway Company                      523,937          57
  --------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1998

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
     SHARES                                                                     FOR EACH
         OR                                                                   $10,000 OF
   WARRANTS   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              TAIWAN--.5%
     30,980   *Taiwan Semiconductor Manufacturing Co., (ADR)     $   439,529     $    48
  --------------------------------------------------------------------------------------
              BRAZIL--.3%
      9,700   *Embratel Participacoes SA (ADR)                       135,194          15
      5,800   *Telesp Celular Participacoes SA (ADR)                 101,500          11
  --------------------------------------------------------------------------------------
                                                                     236,694          26
  --------------------------------------------------------------------------------------
              GREECE--.2%
      7,800   Panafon Hellenic Telecom SA +                          208,897          23
  --------------------------------------------------------------------------------------
                                                                  87,462,876       9,488
TOTAL VALUE OF COMMON STOCKS (cost $66,261,352)
  --------------------------------------------------------------------------------------
              PREFERRED STOCKS--.1%
              BRAZIL
  4,500,000   *Telesp Participacoes SA                               102,420          11
      5,000   *Vale Do Rio Doce - Cl. "B"                                 --          --
  --------------------------------------------------------------------------------------
                                                                     102,420          11
TOTAL VALUE OF PREFERRED STOCKS (cost $130,980)
  --------------------------------------------------------------------------------------
              WARRANTS--.0%
              THAILAND
      1,500   *Siam Commercial Bank (exp. 12/31/02) (cost $0)             --          --
  --------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
  PRINCIPAL                                                                   $10,000 OF
     AMOUNT   SECURITY                                                 VALUE  NET ASSETS
----------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT AND AGENCY SECURITIES--3.7%
              GERMANY--2.8%
   DM 4,200M  Deutschland Treuhand, 5%, 1/14/99                  $ 2,523,994     $   274
  --------------------------------------------------------------------------------------
              UNITED KINGDOM--.9%
    GBP 505M  Exchequer, 12.25%, 3/26/99                             852,906          93
  --------------------------------------------------------------------------------------
                                                                   3,376,900         367
TOTAL VALUE OF FOREIGN GOVERNMENT AND AGENCY SECURITIES (cost
  $3,396,862)
  --------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--1.2%
     $1,145M  Paine Webber, Inc., 4.85%, 1/4/99,
                (collateralized by U.S. Treasury Bonds, due
                2/15/07, valued at $1,172,427) (cost
                $1,145,000)                                        1,145,000         124
  --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $70,934,194)             99.9%   92,087,196       9,990
OTHER ASSETS, LESS LIABILITIES                              .1        92,695          10
--------------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $92,179,891     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing
+ See note 5
Currency Abbreviations:
  DM - German Mark
  GBP - British Pound

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1998

Sector diversification of the portfolio was as follows:

-------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS        VALUE
-------------------------------------------------------------------
Banks..................................           13.0% $12,022,429
Drugs..................................           10.8    9,991,192
Telephone..............................            7.9    7,253,830
Retail.................................            6.9    6,371,127
Energy Sources.........................            5.6    5,174,087
Media..................................            5.0    4,624,233
Communication Equipment................            4.6    4,201,798
Insurance..............................            4.0    3,672,744
Electronics............................            3.8    3,538,723
Food/Beverage/Tobacco..................            3.7    3,432,318
Travel & Leisure.......................            3.1    2,864,173
Business Services......................            2.8    2,578,118
Financial Services.....................            2.4    2,188,969
Metals & Minerals......................            2.3    2,113,048
Pipeline...............................            2.2    2,067,999
Computers & Office Equipment...........            2.2    2,025,248
Electric Utilities.....................            2.2    1,994,442
Household Products.....................            2.1    1,921,465
Software Services......................            1.8    1,620,595
Medical Products.......................            1.7    1,606,697
Electrical Equipment...................            1.5    1,369,661
Chemicals..............................            1.1      987,731
Automotive.............................             .9      881,133
Entertainment Products.................             .9      839,315
Health Services........................             .6      531,781
Transportation.........................             .6      523,937
Energy Services........................             .4      370,384
Aerospace/Defense......................             .3      296,894
Real Estate Companies..................             .3      262,552
Paper/Forest Products..................             .3      238,673
Foreign Government and Agency
  Securities...........................            3.7    3,376,900
Repurchase Agreement...................            1.2    1,145,000
-------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                        99.9   92,087,196
OTHER ASSETS, LESS LIABILITIES                      .1       92,695
-------------------------------------------------------------------
NET ASSETS                                       100.0% $92,179,891
-------------------------------------------------------------------
-------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Dear Investor:

For the year ended December 31, 1998, the First Investors Life Investment Grade Fund returned 9.2% on a net asset value basis compared to a 6.3% return for the BBB investment grade bond funds average as reported by Lipper Inc.

The Fund's superior performance relative to its peer group was primarily the result of its focus on the credit quality of issuers in a marketplace that changed dramatically during the year.

In the first half of 1998, corporations took advantage of low yields by bringing a record number of new bond issues to market, causing the yield spread between Treasuries and corporate bonds to widen. However, merger and acquisition activity in the banking and telecommunications sectors enabled these spreads to recover somewhat from their wider trading levels. As a result, investment grade bonds generally performed in line with government securities.

The overall economic landscape changed as the second part of the year approached. Overseas economic turmoil caused spreads to widen dramatically. This in turn led corporate bonds to lag Treasuries. More yield was required to compensate investors for the perceived deterioration in the economic outlook. Investors became more attuned to the potential risks to U.S. multi-national corporations' profits and concerns grew that weakening global demand would pressure the profitability of commodity-based cyclicals. These uncertainties prompted a "flight to quality" as investors sought the relative safety of Treasury securities and, to a lesser extent, the highly rated, highly liquid debt issues of well-known companies. The situation worsened as broker/dealers attempted to lighten their bond inventories, which had been inflated by the large number of new issues brought to market earlier in the year. Bonds of lower quality and riskier sectors underperformed, and the new issue market was almost non-existent.

The successive rate cuts by the Fed in the fall seemed to breathe life into the market as stability and liquidity began to re-emerge. These cuts helped the bonds of many companies, particularly those in the financial services sector, which had suffered during the third quarter due to overseas economic turmoil. New issuance dominated the fourth quarter, as issues were priced at deep concessions to where secondary issues were trading. Not only did these cheaply priced new issues perform well, but secondary issues followed suit tightening throughout the remainder of the year.

During the earlier part of the year, the Fund's exposure to money center banks and telecommunications companies helped performance as merger and acquisition activity caused these sectors to outperform. For example, the Travelers/Citibank, BankAmerica/ NationsBank and AT&T/Teleport and AT&T/TCI deals helped enhance credit ratings and boost returns. However, the Fund's underweighted position in Yankee bonds (U.S. dollar denominated bonds issued by foreign entities that are registered with the

FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Securities and Exchange Commission) negatively impacted returns early in the year, as Yankee bonds staged a recovery from a dismal fourth quarter of 1997. In addition, the Fund's duration tended to be shorter than its peers which was a negative factor as long-term Treasuries rallied.

During the latter part of the year, the situation was largely reversed. Holdings of money center banks hindered performance during this period, as their performance lagged amid concerns about their exposure to Asia and hedge funds. However, in this same period, the Fund's underweighted position in Yankee bonds helped performance significantly as the sector was hard hit by overseas turmoil precipitated by the devaluation of the Russian currency. The Fund also benefited from its focus on two sectors that are viewed as "safe havens": utilities and defensive industrials. These sectors performed well due to their stability and non-cyclical nature. In addition, credit quality and liquidity were also key determinants of performance. The Fund's focus on highly rated, highly liquid issues of large, well-known companies with strong balance sheets aided returns, as these benchmark issues outperformed.

Going forward, we will continue to focus on the strategies that have served the Fund well in the past.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones
Nancy W. Jones
Co-Portfolio Manager

/s/ Nancy W. Jones
Clark. D. Wagner
Chief Investment Officer
  and Co-Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Investment Grade Fund and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                           LIFE                    LEHMAN BROTHERS CORPORATE
                                   INVESTMENT GRADE FUND                  BOND INDEX

Jan-92                                                  $9,300                          $10,000
Dec-92                                                  10,120                           10,869
Dec-93                                                  11,215                           12,190
Dec-94                                                  10,819                           11,711
Dec-95                                                  12,949                           14,317
Dec-96                                                  13,317                           14,787
Dec-97                                                  14,624                           16,300
Dec-98                                                  15,962                           17,697
                                  Average Annual Total Return*              S.E.C. Standardized
                                                   N.A.V. Only
One Year                                                 9.15%                            1.50%
Five Years                                               7.31%                            5.78%
Since Inception (1/7/92)                                 8.03%                            6.92%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--INVESTMENT GRADE FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 1.32%, 5.40% AND 6.42%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--85.9%
            AEROSPACE/DEFENSE--5.8%
$     250M  Lockheed Martin Corp., 7.25%, 2006                 $   271,580     $   126
      300M  Raytheon Co., 6.15%, 2008                              306,442         142
      100M  Raytheon Co., 6.55%, 2010                              105,032          49
      250M  Rockwell International Corp., 8.375%, 2001             265,064         123
      300M  Thiokol Corp., 6.625%, 2008                            308,011         143
--------------------------------------------------------------------------------------
                                                                 1,256,129         583
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--1.2%
      260M  Westpoint Stevens, Inc., 7.875%, 2008                  265,525         123
--------------------------------------------------------------------------------------
            BASIC MATERIALS--1.3%
      270M  Navistar International Corp., 8%, 2008                 276,075         128
--------------------------------------------------------------------------------------
            CHEMICALS--2.8%
      250M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          281,235         131
      300M  Lubrizol Corp., 7.25%, 2025                            326,028         152
--------------------------------------------------------------------------------------
                                                                   607,263         283
--------------------------------------------------------------------------------------
            CONGLOMERATES--2.7%
      300M  Hanson Overseas B.V., 7.375%, 2003                     317,179         147
      250M  Tenneco, Inc., 7.875%, 2027                            259,789         121
--------------------------------------------------------------------------------------
                                                                   576,968         268
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.4%
      250M  Dial Corp., 6.50%, 2008                                251,041         117
      265M  Mattel, Inc., 6%, 2003                                 267,836         125
--------------------------------------------------------------------------------------
                                                                   518,877         242
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--1.4%
      300M  Kroger Co., 7%, 2018                                   307,742         143
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--7.8%
      250M  Baltimore Gas and Electric Co., 6.50%, 2003            260,827         121
      265M  Consumers Energy Co., 6.375%, 2008                     267,648         124
      350M  Duke Energy Corp., 5.875%, 2003                        352,033         164
      200M  Kansas Gas & Electric Co., 7.60%, 2003                 215,976         100
      150M  Niagara Mohawk Power Corp., 7.625%, 2005               157,235          73
       62M  Old Dominion Electric Cooperative, 7.97%, 2002          64,950          30
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES (continued)
$     250M  Philadelphia Electric Co., 8%, 2002                $   268,997     $   125
       75M  Southwestern Electric Power Co., 7%, 2007               82,992          39
--------------------------------------------------------------------------------------
                                                                 1,670,658         776
--------------------------------------------------------------------------------------
            ENERGY--4.1%
      315M  Baroid Corp., 8%, 2003                                 346,864         161
      275M  Occidental Petroleum Corp., 6.50%, 2005                272,920         127
      250M  Phillips Petroleum Co., 7.20%, 2023                    254,674         118
--------------------------------------------------------------------------------------
                                                                   874,458         406
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--2.3%
      150M  Time Warner, Inc., 6.875%, 2018                        157,799          73
      300M  Walt Disney Co., 6.75%, 2006                           325,723         151
--------------------------------------------------------------------------------------
                                                                   483,522         224
--------------------------------------------------------------------------------------
            FINANCIAL SERVICES--11.1%
      200M  BankAmerica Corp., 8.50%, 1999                         200,765          93
      300M  Chemical Bank, Inc., 7%, 2005                          320,194         149
      200M  Citicorp, 8%, 2003                                     216,920         101
      300M  First Union Corp., 8.125%, 2002                        323,490         150
      250M  Fleet Capital Trust II, 7.92%, 2026                    276,376         129
      300M  KeyCorp, 7.50%, 2006                                   329,947         153
      250M  Mellon Bank NA, 6.50%, 2005                            260,441         121
       50M  Meridian Bancorp, 7.875%, 2002                          53,659          25
       75M  Morgan Guaranty Trust Co., 7.375%, 2002                 79,042          37
      300M  NationsBank Corp., 8.125%, 2002                        323,436         150
--------------------------------------------------------------------------------------
                                                                 2,384,270       1,108
--------------------------------------------------------------------------------------
            FOOD SERVICE--1.2%
      250M  McDonald's Corp., 6.625%, 2005                         259,431         121
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--4.8%
      250M  Anheuser-Busch Cos., Inc., 7%, 2005                    261,327         122
      225M  Coca-Cola Enterprises, Inc., 7.875%, 2002              240,208         112
      300M  Hershey Foods Corp., 6.70%, 2005                       321,650         150
      200M  Philip Morris Cos., Inc., 7.125%, 2002                 209,865          98
--------------------------------------------------------------------------------------
                                                                 1,033,050         482
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1998

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            GAS TRANSMISSION--2.9%
$     300M  Columbia Energy Group, 6.80%, 2005                 $   317,180     $   147
      300M  Enron Corp., 7.125%, 2007                              316,115         147
--------------------------------------------------------------------------------------
                                                                   633,295         294
--------------------------------------------------------------------------------------
            HEALTHCARE--2.8%
      275M  Merck & Co., Inc., 5.95%, 2028                         276,924         129
      300M  Warner-Lambert Co., 6%, 2008                           316,645         147
--------------------------------------------------------------------------------------
                                                                   593,569         276
--------------------------------------------------------------------------------------
            INSURANCE--1.2%
      250M  First Colony Corp., 6.625%, 2003                       261,337         122
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--4.6%
      300M  Associates Corp. of North America, 7.875%, 2001        318,128         148
      300M  General Electric Capital Corp., 7.875%, 2006           347,466         162
      300M  General Motors Acceptance Corp., 6.625%, 2005          316,821         147
--------------------------------------------------------------------------------------
                                                                   982,415         457
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--4.2%
      300M  New York Times Co., Inc., 7.625%, 2005                 333,900         155
      250M  News America Holdings, Inc., 8.50%, 2005               281,126         131
      300M  PanAmSat Corp., 6.375%, 2008                           294,074         137
--------------------------------------------------------------------------------------
                                                                   909,100         423
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.3%
      250M  Temple Inland, Inc., 9%, 2001                          268,421         125
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--3.2%
      300M  Federated Department Stores, Inc., 7.45%, 2017         328,424         153
      300M  Wal-Mart Stores, Inc., 8%, 2006                        351,308         163
--------------------------------------------------------------------------------------
                                                                   679,732         316
--------------------------------------------------------------------------------------
            TECHNOLOGY--2.7%
      250M  International Business Machines Corp., 7%, 2025        278,118         129
      275M  Xerox Corp., 7.20%, 2016                               304,769         142
--------------------------------------------------------------------------------------
                                                                   582,887         271
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--11.1%
$     300M  Cable & Wireless Communications, PLC, 6.75%, 2008  $   305,822     $   142
      350M  MCI Communication Corp., 7.50%, 2004                   380,392         177
      250M  New Jersey Bell Telephone Co., 7.375%, 2012            254,511         118
      300M  New York Telephone Co., 7.25%, 2024                    315,028         146
      200M  Pacific Bell Telephone Co., 7%, 2004                   216,113         101
      275M  Sprint Capital Corp., 6.125%, 2008                     281,114         131
      300M  TCI Communications, Inc., 6.375%, 2003                 310,664         144
      305M  WorldCom, Inc., 8.875%, 2006                           332,414         155
--------------------------------------------------------------------------------------
                                                                 2,396,058       1,114
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.5%
      300M  Norfolk Southern Corp., 7.35%, 2007                    331,076         154
--------------------------------------------------------------------------------------
            UTILITIES--1.5%
      300M  Pennsylvania Power & Light Co., 6.875%, 2003           315,344         147
--------------------------------------------------------------------------------------
                                                                18,467,202       8,586
TOTAL VALUE OF CORPORATE BONDS (cost $17,670,738)
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--7.7%
    1,600M  U.S. Treasury Note, 5.50%, 2003 (cost $1,622,933)    1,651,500         768
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--2.4%
      500M  Federal National Mortgage Association, 5.75%,
              2008 (cost $500,654)                                 518,997         241
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.8%
      400M  Ford Motor Credit Corp., 4.96%, 1/7/99
              (cost $399,699)                                      399,699         186
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $20,194,024)           97.8%   21,037,398       9,781
OTHER ASSETS, LESS LIABILITIES                           2.2       471,206         219
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $21,508,604     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Dear Investor:

For the year ended December 31, 1998, the First Investors Life Target Maturity 2007 Fund and the First Investors Life Target Maturity 2010 Fund ("the Funds") returned 15.0% and 14.4%, respectively, on a net asset value basis.

The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to the changes in interest rates. Consequently, with long-term interest rates falling in 1998, zero coupon bonds provided higher returns than did the bond market in general. The Target Maturity 2010 Fund had a higher return than that of the Target Maturity 2007 Fund because the former has a longer average maturity.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]
Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Target Maturity 2007 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998

                                          Life Target Maturity        Salomon Brothers
                                                     2007 Fund        Government Index
Apr-95                                                  $9,300                 $10,000
Dec-95                                                  11,405                  11,162
Dec-96                                                  11,159                  11,490
Dec-97                                                  12,652                  12,599
Dec-98                                                  14,546                  13,839
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                14.97%                   6.93%
Since Inception (4/26/95)                               12.90%                  10.70%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2007 FUND BEGINNING 4/26/95 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED, AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.76% AND 10.55%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 1998

------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT
                                                                                                          INVESTED
                                                                                                          FOR EACH
PRINCIPAL                                                                        EFFECTIVE              $10,000 OF
  AMOUNT   SECURITY                                                                 YIELD*       VALUE  NET ASSETS
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY ZERO COUPON
            OBLIGATIONS--55.4%
           Agency For International Development - Israel:
$    570M    2/15/2007                                                               5.06%     $380,000 $      144
     119M    3/15/2007                                                               5.06       78,999          30
   1,513M    8/15/2007                                                               5.04      985,426         372
   1,000M    11/15/2007                                                              5.00      644,997         244
     980M    2/15/2008                                                               5.13      617,634         233
     493M  Federal Judiciary Office Building, 2/15/2007                              5.23      324,211         123
           Federal National Mortgage Association:
     719M    11/29/2007                                                              5.14      455,364         172
     215M    2/1/2008                                                                5.25      134,309          51
   1,030M    8/1/2008                                                                5.28      625,319         236
           Government Trust Certificate - Israel Trust:
     181M    10/1/2007                                                               5.04      117,056          44
   2,741M    11/15/2007                                                              5.08    1,755,756         663
   3,304M    11/15/2007                                                              5.08    2,116,387         800
           Government Trust Certificate - Turkey Trust:
     584M    11/15/2007                                                              5.08      374,083         141
     182M    11/15/2007                                                              5.08      116,581          44
     586M  International Bank for Reconstruction &
             Development, 8/15/2007                                                  5.70      360,920         136
   5,070M  Resolution Funding Corporation, 10/15/2007                                4.96    3,295,632       1,245
           Tennessee Valley Authority:
   2,600M    11/1/2007                                                               5.20    1,652,550         624
   1,000M    4/15/2008                                                               5.32      614,024         232
                            --------------------------------------------------------------------------------------
                                                                                            14,649,248       5,534
TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO
  COUPON OBLIGATIONS (cost $12,873,696)
                            --------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT
                                                                                                          INVESTED
                                                                                                          FOR EACH
PRINCIPAL                                                                        EFFECTIVE              $10,000 OF
  AMOUNT   SECURITY                                                                 YIELD*       VALUE  NET ASSETS
------------------------------------------------------------------------------------------------------------------
           U.S. TREASURY ZERO COUPON
            OBLIGATIONS--44.3%
$    200M  Treasury Investors Growth Receipts, 11/15/2007                            4.91%     $130,006 $       49
  17,700M  U.S. Treasury Strips, 11/15/2007                                          4.91   11,605,660       4,384
                            --------------------------------------------------------------------------------------
                                                                                            11,735,666       4,433
TOTAL VALUE OF U.S. TREASURY ZERO COUPON OBLIGATIONS (cost $10,146,267)
                            --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $23,019,963)          99.7%                                26,384,914       9,967
OTHER ASSETS, LESS LIABILITIES                           .3                                     87,679          33
--------------------------------------------------------------------------------------
NET ASSETS                                            100.0%                                26,$472,593 $   10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* The effective yields shown for the zero coupon obligations are the effective yields at December 31, 1998.

                       See notes to financial statements

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund--Target Maturity 2010 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998

                                          Life Target Maturity        Salomon Brothers
                                                     2010 Fund        Government Index
Apr-96                                                  $9,300                 $10,000
Dec-96                                                  10,381                  10,596
Dec-97                                                  12,028                  11,619
Dec-98                                                  13,755                  12,762
                                  Average Annual Total Return*
                                                   N.A.V. Only     S.E.C. Standardized
One Year                                                14.36%                   6.32%
Since Inception (4/30/96)                               15.77%                  12.68%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND--TARGET MATURITY 2010 FUND BEGINNING 4/30/96 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED, AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.14% AND 12.54%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 1998

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
PRINCIPAL                                                       EFFECTIVE              $10,000 OF
   AMOUNT   SECURITY                                               YIELD*       VALUE  NET ASSETS
-------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--53.5%
            Agency For International Development - Israel:
$     603M    8/15/2010                                             5.41%     $324,159 $      359
      495M    9/15/2010                                             5.42      264,750         293
            Federal National Mortgage Association:
      700M    10/8/2010                                             5.60      365,572         405
      600M    11/29/2010                                            5.61      310,433         344
      693M    2/1/2011                                              5.59      355,885         394
      200M  Government Trust Certificate - Israel Trust,
              11/15/2010                                            5.51      104,959         116
    1,700M  Government Trust Certificate - Turkey Trust,
              11/15/2010                                            5.51      892,151         988
            Resolution Funding Corporation:
      250M    10/15/2010                                            5.39      133,610         148
    2,718M    1/15/2011                                             5.42    1,428,404       1,582
    1,250M  Tennessee Valley Authority, 11/1/2010                   5.63      647,969         717
           --------------------------------------------------------------------------------------
                                                                            4,827,892       5,346
TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS
  (cost $4,227,702)
           --------------------------------------------------------------------------------------
            U.S. TREASURY ZERO COUPON OBLIGATIONS--46.3%
    7,730M  U.S. Treasury Strips, 11/15/2010 (cost
              $3,667,723)                                           5.24    4,185,138       4,635
           --------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $7,895,425)                         99.8%  9,013,030       9,981
OTHER ASSETS, LESS LIABILITIES                                         .2      17,369          19
--------------------------------------------------------------------------------------
NET ASSETS                                                          100.0%  9,$030,399 $   10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* The effective yields shown for the zero coupon obligations are the effective yields at December 31, 1998.

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Dear Investor:

For the year ended December 31, 1998, First Investors Life Utilities Income Fund returned 12.6% on a net asset value basis compared to a 18.3% return for the utilities funds average as reported by Lipper Inc.

The Fund's positive performance is attributable in part to the strong performance of the telephone and electric sectors, which were relatively unscathed by the economic malaise in Asia. The increased demand for data and wireless services benefited the telephone sector and helped to offset the effects of increased competition. A number of the Fund's telephone sector holdings fared well, such as Century Telephone Enterprises, the nation's tenth largest local exchange carrier and cellular company providing services in rural areas including the Pacific Northwest and Midwest. MCI WorldCom, the second largest long distance company formed by WorldCom's acquisition of MCI, also performed well.

The electric utility sector showed moderate gains as regulatory concerns lessened. States that passed regulatory legislation allowed for industry restructuring plans that were generally reasonable from the utilities' perspective. One example is Consolidated Edison, the best performing electric company in the Fund. A restructuring agreement with New York regulators called for rate reductions for customers, but allowed Con Ed to cut costs, sell its generating assets and recapitalize in order to enhance shareholder value.

The Fund was hampered by the fact that its weighting in the two best performing sectors -- telecommunications and electric utilities -- was at times not in-sync with their performance. Energy stocks hurt performance, primarily reflecting weak commodity prices. Oil and gas holdings were impacted by decreasing prices brought on by weak Asian demand and abnormally warm weather in the U.S. during the 1997-1998 winter heating season. Also, the Fund maintained a relatively modest corporate bond position during a period of time when the bond market rallied amid declining interest rates.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

[SIGNATURE]
Matthew S. Wright
Portfolio Manager*

January 29, 1999

*Mr. Wright assumed the position of Portfolio Manager on September 28, 1998.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund -- Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1998
                                       LIFE UTILITIES                     S+P                  S+P

                                                    Income Fund               500 Index   Utilities Index
Nov-93                                                   $9,300                 $10,000           $10,000
Dec-93                                                    9,247                  10,121             9,906
Dec-94                                                    8,577                  10,251             8,617
Dec-95                                                   11,172                  14,443            11,815
Dec-96                                                   12,242                  17,759            12,133
Dec-97                                                   15,312                  23,638            15,138
Dec-98                                                   17,237                  25,964            17,375
                                   Average Annual Total Return*
                                                    N.A.V. Only     S.E.C. Standardized
One Year                                                 12.58%                   4.66%
Five Years                                               13.27%                  11.63%
Since Inception (11/15/93)                               12.78%                  11.20%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE SERIES FUND -- UTILITIES INCOME FUND BEGINNING 11/15/93 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITIES INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. THE STANDARD & POOR'S UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 37 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE UTILITY SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/98) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 7%. SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE S.E.C. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 4.51%, 11.43% AND 11.02%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--91.9%
           CAPITAL GOODS--1.1%
   5,300   General Electric Company                           $   540,931     $   107
-------------------------------------------------------------------------------------
           COMMUNICATION SERVICES--29.2%
   9,100   *AirTouch Communications, Inc.                         656,337         130
   8,400   AT & T Corporation                                     632,100         125
  27,700   Bell Atlantic Corporation                            1,468,100         291
  27,000   BellSouth Corporation                                1,346,625         267
   1,300   British Telecommunication PLC (ADR)                    197,194          39
  23,450   Century Telephone Enterprises, Inc.                  1,582,875         314
  17,400   Compania Anonima Nacional Telefonos de Venezuela
             (ADR)                                                309,937          61
   2,200   France Telecom SA (ADR)                                173,662          34
   6,000   GTE Corporation                                        404,625          80
  21,500   *ICG Communications, Inc.                              462,250          92
  33,200   *Intermedia Communications, Inc.                       572,700         114
  22,453   *MCI WorldCom, Inc.                                  1,611,003         319
  15,000   *MetroNet Communications Corporation - Cl. "B"         502,500         100
  18,061   *Qwest Communications International, Inc.              903,050         179
  29,800   SBC Communications, Inc.                             1,598,025         317
   5,100   Telecom Italia SpA (ADR)                               443,700          88
   5,200   Telecomunicacoes Brasileiras SA - Telebras (ADR)       377,975          75
   6,100   Telephone and Data Systems, Inc.                       274,119          54
  18,500   US West, Inc.                                        1,195,562         237
-------------------------------------------------------------------------------------
                                                               14,712,339       2,916
-------------------------------------------------------------------------------------
           CONSUMER STAPLES--1.1%
  12,400   *MediaOne Group, Inc.                                  582,800         116
-------------------------------------------------------------------------------------
           ENERGY--3.1%
   4,100   Elf Aquitaine SA (ADR)                                 232,162          46
   9,400   Murphy Oil Corporation                                 387,750          77
  36,700   *Seagull Energy Corporation                            231,669          46
  19,900   Valero Energy Corporation                              422,875          84
  10,900   YPF Sociedad Anonima (ADR)                             304,519          60
-------------------------------------------------------------------------------------
                                                                1,578,975         313
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           UTILITIES--57.4%
   5,900   AGL Resources, Inc.                                $   136,069     $    27
   9,700   American Water Works Company, Inc.                     327,375          65
  18,600   BEC Energy                                             766,087         152
  19,800   Coastal Corporation                                    691,762         137
   4,000   Columbia Energy Group                                  231,000          46
  18,100   Consolidated Edison, Inc.                              957,037         190
  15,400   Dominion Resources, Inc.                               719,950         143
  32,550   DQE, Inc.                                            1,430,166         284
  12,700   DTE Energy Company                                     544,512         108
  12,400   Duke Energy Corporation                                794,375         158
  47,400   Dynegy, Inc.                                           518,438         103
  12,300   El Paso Energy Corporation                             428,194          85
  14,100   Endesa SA (ADR)                                        380,700          75
   1,100   Energen Corporation                                     21,450           4
  11,400   Enersis SA (ADR)                                       294,262          58
  15,200   Enron Corporation                                      867,350         172
  14,500   FirstEnergy Corporation                                472,156          94
  21,800   Florida Progress Corporation                           976,912         194
  19,700   FPL Group, Inc.                                      1,214,013         241
  19,100   GPU, Inc.                                              843,981         167
  21,800   Houston Industries, Inc.                               700,325         139
  30,800   Illinova Corporation                                   770,000         153
  21,300   MDU Resources Group, Inc.                              560,456         111
   6,000   Montana Power Company                                  339,375          67
  20,500   New Century Energies, Inc.                             999,375         198
   9,400   New Jersey Resources Corporation                       371,300          74
  30,700   *Niagara Mohawk Power Corporation                      495,038          98
   6,300   NICOR, Inc.                                            266,175          53
  22,500   NIPSCO Industries, Inc.                                684,844         136
  19,000   Northern States Power Company                          527,250         105
  40,900   OGE Energy Corporation                               1,186,100         235
   8,700   Oneok, Inc.                                            314,288          62
  12,700   PacifiCorp                                             267,494          53
   7,800   Piedmont Natural Gas Company, Inc.                     281,775          56
  17,900   Pinnacle West Capital Corporation                      758,513         150
  20,300   Public Service Company of New Mexico                   414,881          82
  17,000   Public Service Enterprise Group, Inc.                  680,000         135
  17,800   Questar Corporation                                    344,875          68
  13,600   SCANA Corporation                                      438,600          87
  30,000   Sempra Energy                                          761,250         151
-------------------------------------------------------------------------------------

FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1998

-------------------------------------------------------------------------------------
                                                                               AMOUNT
  SHARES                                                                     INVESTED
      OR                                                                     FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           UTILITIES (continued)
  16,500   Sierra Pacific Resources                           $   627,000     $   124
  22,600   Texas Utilities Company                              1,055,138         209
  25,700   Unicom Corporation                                     991,056         197
  13,800   UtiliCorp United, Inc.                                 506,288         100
   2,000   Washington Gas Light Company                            54,250          11
  23,000   Western Resources, Inc.                                764,750         152
  37,800   Williams Companies, Inc.                             1,178,888         234
-------------------------------------------------------------------------------------
                                                               28,955,073       5,743
-------------------------------------------------------------------------------------
                                                               46,370,118       9,195
TOTAL VALUE OF COMMON STOCKS (cost $36,618,414)
-------------------------------------------------------------------------------------
           PREFERRED STOCKS--.5%
           UTILITIES
   4,800   Lakehead Pipe Line Partners, L.P., $2.72
             (cost $230,169)                                      232,800          46
-------------------------------------------------------------------------------------
           CONVERTIBLE PREFERRED STOCKS--2.4%
           UTILITIES
  61,400   Avista Corporation, $1.24, 11/1/2001 (cost
             $1,166,952)                                        1,189,625         236
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--4.7%
$  2,400M  Ford Motor Credit Corp., 4.96%, 1/7/99
             (cost $2,398,016)                                  2,398,016         475
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $40,413,551)           99.5%   50,190,559       9,952
OTHER ASSETS, LESS LIABILITIES                            .5       241,190          48
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $50,431,749     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS LIFE SERIES FUND
December 31, 1998

-------------------------------------------------------------------------------
                                                             CASH
                                            BLUE CHIP  MANAGEMENT     DISCOVERY
-------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $137,316,010  $6,854,305  $ 93,405,744
                                         ------------  ----------  ------------
                                         ------------  ----------  ------------
  At value (Note 1A)...................  $204,190,516  $6,854,305  $112,672,129
Cash...................................      (103,699)     48,647       646,047
Receivables:
  Investment securities sold...........     1,852,059          --     3,255,090
  Interest and dividends...............       140,503      38,816        20,614
  Trust shares sold....................        71,621       1,643        31,750
                                         ------------  ----------  ------------
Total Assets...........................   206,151,000   6,943,411   116,625,630
                                         ------------  ----------  ------------
LIABILITIES
Payables:
  Investment securities purchased......       742,518          --     2,676,959
  Trust shares redeemed................        22,377      15,417        50,417
Accrued advisory fee...................       123,502       3,424        66,847
Accrued expenses.......................        10,583       8,179         3,480
                                         ------------  ----------  ------------
Total Liabilities......................       898,980      27,020     2,797,703
                                         ------------  ----------  ------------
NET ASSETS.............................  $205,252,020  $6,916,391  $113,827,927
                                         ------------  ----------  ------------
                                         ------------  ----------  ------------
NET ASSETS CONSIST OF:
Capital paid in........................  $133,648,912  $6,916,391  $ 93,972,964
Undistributed net investment income....     1,399,370          --       371,841
Accumulated net realized gain on
  investments..........................     3,329,232          --       216,737
Net unrealized appreciation of
  investments..........................    66,874,506          --    19,266,385
                                         ------------  ----------  ------------
Total..................................  $205,252,020  $6,916,391  $113,827,927
                                         ------------  ----------  ------------
                                         ------------  ----------  ------------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................     7,819,510   6,916,391     4,256,883
                                         ------------  ----------  ------------
                                         ------------  ----------  ------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $      26.25  $     1.00  $      26.74
                                               ------       -----        ------
                                               ------       -----        ------

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND
December 31, 1998

-----------------------------------------------------------------------------

                                         GOVERNMENT        GROWTH  HIGH YIELD
-----------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $10,622,139 $122,728,492  $64,911,358
                                         ----------  ------------  ----------
                                         ----------  ------------  ----------
  At value (Note 1A)...................  $10,726,922 $187,214,956  $63,772,860
Cash...................................     196,320       198,769     425,333
Receivables:
  Investment securities sold...........          --        14,014          --
  Interest and dividends...............      70,046       127,604   1,213,396
  Trust shares sold....................       6,589        62,851      18,562
                                         ----------  ------------  ----------
Total Assets...........................  10,999,877   187,618,194  65,430,151
                                         ----------  ------------  ----------
LIABILITIES
Payables:
  Investment securities purchased......          --       563,231          --
  Trust shares redeemed................       1,074        35,928      27,462
Accrued advisory fee...................       5,480       112,040      40,673
Accrued expenses.......................       2,258         3,254      16,195
                                         ----------  ------------  ----------
Total Liabilities......................       8,812       714,453      84,330
                                         ----------  ------------  ----------
NET ASSETS.............................  $10,991,065 $186,903,741  $65,345,821
                                         ----------  ------------  ----------
                                         ----------  ------------  ----------
NET ASSETS CONSIST OF:
Capital paid in........................  $10,747,649 $113,214,470  $60,726,828
Undistributed net investment income....     630,758       515,027   5,670,120
Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions.........................    (492,125)    8,687,780      87,371
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........     104,783    64,486,464  (1,138,498)
                                         ----------  ------------  ----------
Total..................................  $10,991,065 $186,903,741  $65,345,821
                                         ----------  ------------  ----------
                                         ----------  ------------  ----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................   1,055,898     5,224,012   5,584,876
                                         ----------  ------------  ----------
                                         ----------  ------------  ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $    10.41  $      35.78  $    11.70
                                         ----------        ------  ----------
                                         ----------        ------  ----------

                       See notes to financial statements

-------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL  INVESTMENT         TARGET         TARGET    UTILITIES
                                            SECURITIES       GRADE  MATURITY 2007  MATURITY 2010       INCOME
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $  70,934,194  $20,194,024 $  23,019,963  $   7,895,425  $40,413,551
                                         -------------  ----------  -------------  -------------  -----------
                                         -------------  ----------  -------------  -------------  -----------
  At value (Note 1A)...................  $  92,087,196  $21,037,398 $  26,384,914  $   9,013,030  $50,190,559
Cash...................................         10,885     137,814        109,247         38,640      383,542
Receivables:
  Investment securities sold...........             --          --             --             --       30,303
  Interest and dividends...............        234,682     340,524             --             --      104,059
  Trust shares sold....................         30,172      13,106             --            195       41,938
                                         -------------  ----------  -------------  -------------  -----------
Total Assets...........................     92,362,935  21,528,842     26,494,161      9,051,865   50,750,401
                                         -------------  ----------  -------------  -------------  -----------
LIABILITIES
Payables:
  Investment securities purchased......             --          --             --             --      266,111
  Trust shares redeemed................         56,887       4,483          2,899         14,994        9,041
Accrued advisory fee...................         56,436      10,736         13,237          4,523       24,390
Accrued expenses.......................         69,721       5,019          5,432          1,949       19,110
                                         -------------  ----------  -------------  -------------  -----------
Total Liabilities......................        183,044      20,238         21,568         21,466      318,652
                                         -------------  ----------  -------------  -------------  -----------
NET ASSETS.............................  $  92,179,891  $21,508,604 $  26,472,593  $   9,030,399  $50,431,749
                                         -------------  ----------  -------------  -------------  -----------
                                         -------------  ----------  -------------  -------------  -----------
NET ASSETS CONSIST OF:
Capital paid in........................  $  70,289,898  $19,396,852 $  22,020,854  $   7,562,392  $37,979,149
Undistributed net investment income....        587,940   1,146,283      1,196,519        350,402    1,069,638
Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions.........................        144,902     122,095       (109,731)            --    1,605,954
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........     21,157,151     843,374      3,364,951      1,117,605    9,777,008
                                         -------------  ----------  -------------  -------------  -----------
Total..................................  $  92,179,891  $21,508,604 $  26,472,593  $   9,030,399  $50,431,749
                                         -------------  ----------  -------------  -------------  -----------
                                         -------------  ----------  -------------  -------------  -----------
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................      4,881,640   1,797,385      1,914,091        646,289    3,185,385
                                         -------------  ----------  -------------  -------------  -----------
                                         -------------  ----------  -------------  -------------  -----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $       18.88  $    11.97  $       13.83  $       13.97  $     15.83
                                                ------  ----------         ------         ------  -----------
                                                ------  ----------         ------         ------  -----------

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1998

-------------------------------------------------------------------------
                                                          CASH
                                         BLUE CHIP  MANAGEMENT  DISCOVERY
-------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $ 786,949  $  288,450  $ 697,636
  Dividends............................  2,038,818          --    512,189
  Miscellaneous income.................         --          --         --
                                         ---------  ----------  ---------
Total income...........................  2,825,767     288,450  1,209,825
                                         ---------  ----------  ---------
Expenses (Notes 1 & 4):
  Advisory fee.........................  1,332,265      38,716    775,442
  Reports and notices to
    shareholders.......................     22,726         661     13,736
  Professional fees....................     28,882       5,486     16,198
  Custodian fees.......................     23,371       4,864     29,430
  Other expenses.......................     42,724       1,779     21,776
                                         ---------  ----------  ---------
Total expenses.........................  1,449,968      51,506    856,582
Less: Expenses waived or assumed.......         --     (15,134)        --
     Custodian fees paid indirectly....    (23,371)       (208)   (21,082)
                                         ---------  ----------  ---------
Expenses - net.........................  1,426,597      36,164    835,500
                                         ---------  ----------  ---------
Net investment income..................  1,399,170     252,286    374,325
                                         ---------  ----------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS (Note 3):
Net realized gain on investments and
  foreign currency transactions........  3,330,401          --    220,000
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........  25,976,750         --  2,686,924
                                         ---------  ----------  ---------
Net gain (loss) from investments and
  foreign currency transactions........  29,307,151         --  2,906,924
                                         ---------  ----------  ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $30,706,321 $  252,286 $3,281,249
                                         ---------  ----------  ---------
                                         ---------  ----------  ---------

(a) See note 1H
(b) Net of $21,548 foreign taxes witheld

                       See notes to financial statements

-------------------------------------------------------------------------------------------------------
                                                                              INTERNATIONAL  INVESTMENT
                                         GOVERNMENT       GROWTH  HIGH YIELD     SECURITIES       GRADE
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $  725,302  $   299,887  $6,005,131  $     312,200  $1,274,654
  Dividends............................          --    1,474,454      90,374(a)     1,281,817(b)         --
  Miscellaneous income.................          --           --     100,250             --          --
                                         ----------  -----------  ----------  -------------  ----------
Total income...........................     725,302    1,774,341   6,195,755      1,594,017   1,274,654
                                         ----------  -----------  ----------  -------------  ----------
Expenses (Notes 1 & 4):
  Advisory fee.........................      75,121    1,156,103     476,199        630,772     143,956
  Reports and notices to
    shareholders.......................         810       19,183       8,582          9,713       4,179
  Professional fees....................       2,271       21,804      13,941         15,473       4,966
  Custodian fees.......................       4,806       29,571      10,870        290,452       6,026
  Other expenses.......................       4,140       33,582      18,783         19,850       3,973
                                         ----------  -----------  ----------  -------------  ----------
Total expenses.........................      87,148    1,260,243     528,375        966,260     163,100
Less: Expenses waived or assumed.......     (17,449)          --          --             --     (32,416)
     Custodian fees paid indirectly....      (4,173)      (4,066)     (5,375)            --      (2,543)
                                         ----------  -----------  ----------  -------------  ----------
Expenses - net.........................      65,526    1,256,177     523,000        966,260     128,141
                                         ----------  -----------  ----------  -------------  ----------
Net investment income..................     659,776      518,164   5,672,755        627,757   1,146,513
                                         ----------  -----------  ----------  -------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS (Note 3):
Net realized gain on investments and
  foreign currency transactions........     100,859    8,688,575     611,559        111,518     126,011
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........     (39,867)  28,691,762  (4,441,350)    12,766,600     390,278
                                         ----------  -----------  ----------  -------------  ----------
Net gain (loss) from investments and
  foreign currency transactions........      60,992   37,380,337  (3,829,791)    12,878,118     516,289
                                         ----------  -----------  ----------  -------------  ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $  720,768  $37,898,501  $1,842,964  $  13,505,875  $1,662,802
                                         ----------  -----------  ----------  -------------  ----------
                                         ----------  -----------  ----------  -------------  ----------

(a) See note 1H
(b) Net of $21,548 foreign taxes witheld

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1998

--------------------------------------------------------------------------------
                                                TARGET         TARGET  UTILITIES
                                         MATURITY 2007  MATURITY 2010     INCOME
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $   1,347,812  $     397,833  $ 157,593
  Dividends............................             --             --  1,199,749
                                         -------------  -------------  ---------
Total income...........................      1,347,812        397,833  1,357,342
                                         -------------  -------------  ---------
Expenses (Notes 1 & 4):
  Advisory fee.........................        173,263         53,691    307,656
  Reports and notices to
    shareholders.......................          3,071            827      6,008
  Professional fees....................          5,547          1,694     12,385
  Custodian fees.......................          3,161          1,131     14,015
  Other expenses.......................          9,253          2,531     20,317
                                         -------------  -------------  ---------
Total expenses.........................        194,295         59,874    360,381
Less: Expenses waived or assumed.......        (40,022)       (11,780)   (61,531)
     Custodian fees paid indirectly....         (3,123)        (1,120)   (12,001)
                                         -------------  -------------  ---------
Expenses - net.........................        151,150         46,974    286,849
                                         -------------  -------------  ---------
Net investment income..................      1,196,662        350,859  1,070,493
                                         -------------  -------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
Net realized gain on investments.......          6,102             --  1,605,884
Net unrealized appreciation of
  investments..........................      2,018,771        611,313  2,566,807
                                         -------------  -------------  ---------
Net gain from investments..............      2,024,873        611,313  4,172,691
                                         -------------  -------------  ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $   3,221,535  $     962,172  $5,243,184
                                         -------------  -------------  ---------
                                         -------------  -------------  ---------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS LIFE SERIES FUND

---------------------------------------------------------------------------------------------
                                                 BLUE CHIP               CASH MANAGEMENT
                                         --------------------------  ------------------------
YEAR ENDED DECEMBER 31                           1998          1997         1998         1997
---------------------------------------  ------------  ------------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $  1,399,170  $  1,276,800  $   252,286  $   226,647
  Net realized gain on investments.....     3,330,401     9,946,550           --           --
  Net unrealized appreciation of
    investments........................    25,976,750    17,961,543           --           --
                                         ------------  ------------  -----------  -----------
    Net increase in net assets
      resulting from operations........    30,706,321    29,184,893      252,286      226,647
                                         ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................    (1,263,751)   (1,146,250)    (252,286)    (226,647)
  Net realized gains...................    (9,930,417)   (4,741,304)          --           --
                                         ------------  ------------  -----------  -----------
    Total distributions................   (11,194,168)   (5,887,554)    (252,286)    (226,647)
                                         ------------  ------------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    25,456,684    26,984,341    4,428,716    3,084,309
  Reinvestment of distributions........    11,194,168     5,887,554      252,286      226,647
  Cost of shares redeemed..............    (5,036,856)   (2,121,391)  (2,524,501)  (2,847,598)
                                         ------------  ------------  -----------  -----------
  Net increase from trust share
    transactions.......................    31,613,996    30,750,504    2,156,501      463,358
                                         ------------  ------------  -----------  -----------
    Net increase in net assets.........    51,126,149    54,047,843    2,156,501      463,358
NET ASSETS
  Beginning of year....................   154,125,871   100,078,028    4,759,890    4,296,532
                                         ------------  ------------  -----------  -----------
  End of year+.........................  $205,252,020  $154,125,871  $ 6,916,391  $ 4,759,890
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
+Includes undistributed net investment
 income of.............................  $  1,399,370  $  1,263,951           --           --
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................     1,058,051     1,238,452    4,428,719    3,084,309
  Issued for distributions reinvested..       477,160       294,820      252,283      226,647
  Redeemed.............................      (216,433)      (94,839)  (2,524,501)  (2,847,598)
                                         ------------  ------------  -----------  -----------
  Net increase in trust shares
    outstanding........................     1,318,778     1,438,433    2,156,501      463,358
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------------------

                                                 DISCOVERY                 GOVERNMENT
                                         -------------------------  ------------------------
YEAR ENDED DECEMBER 31                           1998         1997         1998         1997
---------------------------------------  ------------  -----------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $    374,325  $   293,544  $   659,776  $   627,424
  Net realized gain on investments and
    foreign currency transactions......       220,000    6,771,658      100,859       29,320
  Net unrealized appreciation
    (depreciation) of investments and
    foreign currency transactions......     2,686,924    5,866,659      (39,867)      87,654
                                         ------------  -----------  -----------  -----------
    Net increase in net assets
      resulting from operations........     3,281,249   12,931,861      720,768      744,398
                                         ------------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................      (282,385)    (392,698)    (591,713)    (596,590)
  Net realized gains...................    (6,711,235)  (3,359,761)          --           --
                                         ------------  -----------  -----------  -----------
    Total distributions................    (6,993,620)  (3,752,459)    (591,713)    (596,590)
                                         ------------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    14,683,013   17,633,092    2,561,318      933,756
  Reinvestment of distributions........     6,993,620    3,752,459      591,713      596,590
  Cost of shares redeemed..............    (3,666,264)  (1,934,034)  (1,410,754)  (1,582,844)
                                         ------------  -----------  -----------  -----------
  Net increase (decrease) from trust
    share transactions.................    18,010,369   19,451,517    1,742,277      (52,498)
                                         ------------  -----------  -----------  -----------
    Net increase in net assets.........    14,297,998   28,630,919    1,871,332       95,310
NET ASSETS
  Beginning of year....................    99,529,929   70,899,010    9,119,733    9,024,423
                                         ------------  -----------  -----------  -----------
  End of year+.........................  $113,827,927  $99,529,929  $10,991,065  $ 9,119,733
                                         ------------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------
+Includes undistributed net investment
 income of.............................  $    371,841  $   279,901  $   630,758  $   591,364
                                         ------------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................       565,739      670,839      251,092       93,360
  Issued for distributions reinvested..       257,308      158,198       60,564       62,210
  Redeemed.............................      (149,789)     (74,661)    (138,579)    (158,149)
                                         ------------  -----------  -----------  -----------
  Net increase(decrease) in trust
    shares outstanding.................       673,258      754,376      173,077       (2,579)
                                         ------------  -----------  -----------  -----------
                                         ------------  -----------  -----------  -----------

                       See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    INTERNATIONAL
                                                   GROWTH                   HIGH YIELD                SECURITIES
                                         --------------------------  ------------------------  ------------------------
                                                 1998          1997         1998         1997         1998         1997
---------------------------------------  ------------  ------------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $    518,164  $    662,530  $ 5,672,755  $ 4,828,181  $   627,757  $   789,144
  Net realized gain on investments and
    foreign currency transactions......     8,688,575     4,950,237      611,559    1,155,537      111,518    3,702,768
  Net unrealized appreciation
    (depreciation) of investments and
    foreign currency transactions......    28,691,762    20,037,061   (4,441,350)     488,433   12,766,600      832,056
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Net increase in net assets
      resulting from operations........    37,898,501    25,649,828    1,842,964    6,472,151   13,505,875    5,323,968
                                         ------------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................      (654,070)     (596,375)  (4,824,396)  (4,259,486)    (705,531)    (671,803)
  Net realized gains...................    (4,932,402)   (6,162,537)          --           --   (3,773,054)  (5,219,395)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total distributions................    (5,586,472)   (6,758,912)  (4,824,396)  (4,259,486)  (4,478,585)  (5,891,198)
                                         ------------  ------------  -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    24,961,026    24,410,876    7,629,469    7,042,988    9,229,799   13,088,361
  Reinvestment of distributions........     5,586,472     6,758,912    4,824,396    4,259,486    4,478,585    5,891,198
  Cost of shares redeemed..............    (3,540,336)   (1,282,464)  (3,745,407)  (3,369,888)  (5,018,471)  (1,904,255)
                                         ------------  ------------  -----------  -----------  -----------  -----------
  Net increase from trust share
    transactions.......................    27,007,162    29,887,324    8,708,458    7,932,586    8,689,913   17,075,304
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Net increase in net assets.........    59,319,191    48,778,240    5,727,026   10,145,251   17,717,203   16,508,074
NET ASSETS
  Beginning of year....................   127,584,550    78,806,310   59,618,795   49,473,544   74,462,688   57,954,614
                                         ------------  ------------  -----------  -----------  -----------  -----------
  End of year+.........................  $186,903,741  $127,584,550  $65,345,821  $59,618,795  $92,179,891  $74,462,688
                                         ------------  ------------  -----------  -----------  -----------  -----------
                                         ------------  ------------  -----------  -----------  -----------  -----------
+Includes undistributed net investment
  income of............................  $    515,027  $    650,933  $ 5,670,120  $ 4,821,761  $   587,940  $   701,594
                                         ------------  ------------  -----------  -----------  -----------  -----------
                                         ------------  ------------  -----------  -----------  -----------  -----------
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................       794,414       917,303      645,767      606,213      512,858      767,110
  Issued for distributions
    reinvested.........................       182,445       284,586      414,467      381,333      256,212      375,475
  Redeemed.............................      (116,212)      (47,245)    (320,790)    (287,780)    (289,842)    (111,951)
                                         ------------  ------------  -----------  -----------  -----------  -----------
  Net increase in trust shares
    outstanding........................       860,647     1,154,644      739,444      699,766      479,228    1,030,634
                                         ------------  ------------  -----------  -----------  -----------  -----------
                                         ------------  ------------  -----------  -----------  -----------  -----------

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND

-------------------------------------------------------------------------------------------
                                                                            TARGET
                                             INVESTMENT GRADE           MATURITY 2007
                                         ------------------------  ------------------------
YEAR ENDED DECEMBER 31                          1998         1997         1998         1997
---------------------------------------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $ 1,146,513  $ 1,076,444  $ 1,196,662  $ 1,000,543
  Net realized gain (loss) on
    investments........................      126,011       60,576        6,102       (4,036)
  Net unrealized appreciation of
    investments........................      390,278      417,171    2,018,771    1,286,771
                                         -----------  -----------  -----------  -----------
    Net increase in net assets
      resulting from operations........    1,662,802    1,554,191    3,221,535    2,283,278
                                         -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................   (1,073,498)  (1,040,936)    (996,667)    (745,063)
  Net realized gains...................           --           --           --           --
                                         -----------  -----------  -----------  -----------
    Total distributions................   (1,073,498)  (1,040,936)    (996,667)    (745,063)
                                         -----------  -----------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    4,619,860    1,562,904    5,123,567    4,604,910
  Reinvestment of distributions........    1,073,498    1,040,936      996,667      745,063
  Cost of shares redeemed..............   (1,993,575)  (2,287,154)  (2,172,225)  (1,235,132)
                                         -----------  -----------  -----------  -----------
  Net increase from trust share
    transactions.......................    3,699,783      316,686    3,948,009    4,114,841
                                         -----------  -----------  -----------  -----------
    Net increase in net assets.........    4,289,087      829,941    6,172,877    5,653,056
NET ASSETS
  Beginning of year....................   17,219,517   16,389,576   20,299,716   14,646,660
                                         -----------  -----------  -----------  -----------
  End of year+.........................  $21,508,604  $17,219,517  $26,472,593  $20,299,716
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
+Includes undistributed net investment
  income of............................  $ 1,146,283  $ 1,073,268  $ 1,196,519  $   996,524
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      396,824      140,313      392,375      395,345
  Issued for distributions
    reinvested.........................       96,974       97,649       82,165       67,549
  Redeemed.............................     (172,079)    (205,347)    (167,391)    (106,979)
                                         -----------  -----------  -----------  -----------
  Net increase in trust shares
    outstanding........................      321,719       32,615      307,149      355,915
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------

                       See notes to financial statements

-----------------------------------------------------------------------------------------
                                                 TARGET                 UTILITIES
                                             MATURITY 2010                INCOME
                                         ----------------------  ------------------------
                                               1998        1997         1998         1997
---------------------------------------  ----------  ----------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $  350,859  $  210,000  $ 1,070,493  $   847,751
  Net realized gain (loss) on
    investments........................          --       3,786    1,605,884    1,309,881
  Net unrealized appreciation of
    investments........................     611,313     414,843    2,566,807    4,449,509
                                         ----------  ----------  -----------  -----------
    Net increase in net assets
      resulting from operations........     962,172     628,629    5,243,184    6,607,141
                                         ----------  ----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................    (209,527)    (51,234)    (847,985)    (692,647)
  Net realized gains...................      (3,786)         --   (1,305,515)    (517,046)
                                         ----------  ----------  -----------  -----------
    Total distributions................    (213,313)    (51,234)  (2,153,500)  (1,209,693)
                                         ----------  ----------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............   3,140,304   3,021,064   12,377,174    4,789,797
  Reinvestment of distributions........     213,313      51,234    2,153,500    1,209,693
  Cost of shares redeemed..............    (280,737)   (635,808)  (1,165,173)  (1,528,352)
                                         ----------  ----------  -----------  -----------
  Net increase from trust share
    transactions.......................   3,072,880   2,436,490   13,365,501    4,471,138
                                         ----------  ----------  -----------  -----------
    Net increase in net assets.........   3,821,739   3,013,885   16,455,185    9,868,586
NET ASSETS
  Beginning of year....................   5,208,660   2,194,775   33,976,564   24,107,978
                                         ----------  ----------  -----------  -----------
  End of year+.........................  $9,030,399  $5,208,660  $50,431,749  $33,976,564
                                         ----------  ----------  -----------  -----------
                                         ----------  ----------  -----------  -----------
+Includes undistributed net investment
  income of............................  $  350,402  $  209,070  $ 1,069,638  $   847,130
                                         ----------  ----------  -----------  -----------
                                         ----------  ----------  -----------  -----------
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................     239,826     266,975      841,969      374,184
  Issued for distributions
    reinvested.........................      17,385       4,766      151,335      100,724
  Redeemed.............................     (21,133)    (58,264)     (79,873)    (120,432)
                                         ----------  ----------  -----------  -----------
  Net increase in trust shares
    outstanding........................     236,078     213,477      913,431      354,476
                                         ----------  ----------  -----------  -----------
                                         ----------  ----------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS LIFE SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Life Series Fund (the "Life Series Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Life Series Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010, and Utilities Income Funds (each a "Fund") and accounts separately for its assets, liabilities and operations. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

DISCOVERY FUND seeks long-term capital appreciation without regard to dividend or interest income.

GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with the security and liquidity of principal.

GROWTH FUND seeks long-term capital appreciation.

HIGH YIELD FUND seeks to earn high current income and secondarily seeks capital appreciation.

INTERNATIONAL SECURITIES FUND seeks long-term capital growth and secondarily to earn a reasonable level of current income.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

UTILITIES INCOME FUND primarily seeks high current income. Long-term capital appreciation is a secondary objective.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Life Series Fund's officers in the manner specifically authorized by the Board of Trustees of the Life Series Fund. For valuation purposes, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 1998, capital loss carryovers were as follows:

                                         Year Capital Loss Carryovers
                                                    Expire
                                         ----------------------------
Fund                                        Total      2002      2004
---------------------------------------  --------  --------  --------
Government.............................  $492,125  $264,105  $228,020
Target Maturity 2007...................    82,126        --    82,126

C. Foreign Currency Translations--The accounting records of International Securities Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.

FIRST INVESTORS LIFE SERIES FUND

dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on investments and foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized capital gains are declared and paid annually on all Funds except for the Cash Management Fund which declares dividends from net investment income daily and pays monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities and the amortized cost basis for short-term securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 1998, the High Yield Fund recognized $90,374 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. For the year ended December 31, 1998, The Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $77,062 against custodian charges based on the uninvested cash balances of the Funds.

2. TRUST SHARES--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. SECURITY TRANSACTIONS--For the year ended December 31, 1998, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies and short-term securities were as follows:

                                                                          Long-Term U.S.
                                                 Securities           Government Obligations
                                         --------------------------  ------------------------
                                              Cost of      Proceeds      Cost of     Proceeds
Fund                                        Purchases    from Sales    Purchases   from Sales
---------------------------------------  ------------  ------------  -----------  -----------
Blue Chip..............................  $169,081,720  $146,959,687  $        --  $        --
Discovery..............................   126,199,063   109,388,204           --           --
Government.............................            --            --   11,686,212   10,225,529
Growth.................................    62,674,595    38,150,050           --           --
High Yield.............................    31,891,486    25,322,231           --           --
International Securities...............    95,519,785    87,237,111           --           --
Investment Grade.......................    10,505,478     7,241,057    3,795,224    3,579,906
Target Maturity 2007...................            --            --    4,319,787      182,550
Target Maturity 2010...................            --            --    3,253,807           --
Utilities Income.......................    50,730,613    39,739,724           --           --

FIRST INVESTORS LIFE SERIES FUND

At December 31, 1998, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                              Gross         Gross  Net Unrealized
                                            Aggregate    Unrealized    Unrealized    Appreciation
Fund                                             Cost  Appreciation  Depreciation  (Depreciation)
---------------------------------------  ------------  ------------  ------------  --------------
Blue Chip..............................  $137,344,512  $ 67,689,865  $    843,861  $   66,846,004
Cash Management........................     6,854,305            --            --              --
Discovery..............................    93,629,637    22,816,247     3,773,755      19,042,492
Government.............................    10,622,139       120,691        15,908         104,783
Growth.................................   122,733,872    68,257,122     3,776,038      64,481,084
High Yield.............................    64,911,358     2,081,801     3,220,299      (1,138,498)
International Securities...............    70,934,194    22,693,898     1,540,896      21,153,002
Investment Grade.......................    20,194,024       886,038        42,664         843,374
Target Maturity 2007...................    23,047,569     3,345,008         7,663       3,337,345
Target Maturity 2010...................     7,895,425     1,117,605            --       1,117,605
Utilities Income.......................    40,492,952    10,382,434       684,827       9,697,607

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Life Series Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Trustees of the Life Series Fund who are not "interested persons" of the Life Series Fund as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1998, total trustees fees accrued by the Funds amounted to $43,145.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 1998, total advisory fees were $5,163,184 of which $158,480 was waived by the investment adviser. In addition, $19,852 of expenses were assumed by FIMCO.

Wellington Management Company, LLP serves as investment subadviser to the Growth Fund and the International Securities Fund. The subadviser is paid by FIMCO and not by the Funds.

5. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1998, the High

Yield Fund and International Securities Fund held thirteen and one 144A securities, respectively, with aggregate values of $5,141,365 and $208,897, respectively. The securities represent 7.9% and .2%, respectively, of the Funds' net assets and are valued as set forth in Note 1A.

6. FORWARD CURRENCY CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund purchases or sells foreign securities, it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The International Securities Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The International Securities Fund had no forward currency contracts outstanding at December 31, 1998.

7. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------
                                                  P E R   S H A R E   D A T A
                 ----------------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------------
                                           NET REALIZED
                 NET ASSET                          AND                 LESS DISTRIBUTIONS FROM
                     VALUE                   UNREALIZED                 -----------------------
                 ---------           NET    GAIN (LOSS)    TOTAL FROM           NET         NET
                 BEGINNING    INVESTMENT             ON    INVESTMENT    INVESTMENT    REALIZED           TOTAL
                 OF PERIOD        INCOME    INVESTMENTS    OPERATIONS        INCOME       GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
BLUE CHIP
1994...........  $   14.21  $        .18   $       (.39)  $      (.21)  $       .08   $     .17   $         .25
1995...........      13.75           .26           4.11          4.37           .19         .95            1.14
1996...........      16.98           .22           3.31          3.53           .25         .49             .74
1997...........      19.77           .19           4.88          5.07           .22         .91            1.13
1998...........      23.71           .17           4.05          4.22           .19        1.49            1.68
---------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1994...........  $    1.00  $       .037   $         --   $      .037   $      .037   $      --   $        .037
1995...........       1.00          .054             --          .054          .054          --            .054
1996...........       1.00          .049             --          .049          .049          --            .049
1997...........       1.00          .050             --          .050          .050          --            .050
1998...........       1.00          .049             --          .049          .049          --            .049
---------------------------------------------------------------------------------------------------------------
DISCOVERY
1994...........  $   21.36  $        .06   $       (.62)  $      (.56)  $        --   $     .94   $         .94
1995...........      19.86           .11           4.62          4.73           .06        1.26            1.32
1996...........      23.27           .13           2.66          2.79           .11         .89            1.00
1997...........      25.06           .08           3.93          4.01           .14        1.16            1.30
1998...........      27.77           .09            .79           .88           .08        1.83            1.91
---------------------------------------------------------------------------------------------------------------
GOVERNMENT
1994...........  $   10.42  $        .79   $      (1.21)  $      (.42)  $       .25   $     .05   $         .30
1995...........       9.70           .66            .78          1.44           .62          --             .62
1996...........      10.52           .68           (.33)          .35           .68          --             .68
1997...........      10.19           .72            .11           .83           .69          --             .69
1998...........      10.33           .66**          .08**         .74**         .66          --             .66
---------------------------------------------------------------------------------------------------------------
GROWTH
1994...........  $   17.45  $        .09   $       (.60)  $      (.51)  $        --   $     .21   $         .21
1995...........      16.73           .18           3.94          4.12           .09         .29             .38
1996...........      20.47           .18           4.68          4.86           .18         .59             .77
1997...........      24.56           .15           6.57          6.72           .18        1.86            2.04
1998...........      29.24           .10           7.69          7.79           .15        1.10            1.25
---------------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

------------------------------------------------------------------------------------------------------------------
                                               R A T I O S / S U P P L E M E N T A L   D A T A
                            --------------------------------------------------------------------------------------
                 ---------
                                                                                 RATIO TO AVERAGE NET
                                                          RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                                 NET        NET ASSETS+           WAIVED OR ASSUMED
                 NET ASSET                    ASSETS   ----------------------   ----------------------
                     VALUE          TOTAL     END OF                      NET                      NET   PORTFOLIO
                 ---------         RETURN     PERIOD               INVESTMENT               INVESTMENT    TURNOVER
                       END             ++        (IN   EXPENSES        INCOME   EXPENSES        INCOME        RATE
                 OF PERIOD            (%)  MILLIONS)        (%)           (%)        (%)           (%)         (%)
------------------------------------------------------------------------------------------------------------------
BLUE CHIP
1994...........  $   13.75          (1.45) $      41        .88          1.49        N/A           N/A          82
1995...........      16.98          34.00         67        .86          1.91        N/A           N/A          26
1996...........      19.77          21.52        100        .84          1.39        N/A           N/A          45
1997...........      23.71          26.72        154        .81           .99        N/A           N/A          63
1998...........      26.25          18.66        205        .82           .79        N/A           N/A          91
------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1994...........  $    1.00           3.77  $       4        .60          3.69       1.04          3.25         N/A
1995...........       1.00           5.51          4        .60          5.36       1.10          4.87         N/A
1996...........       1.00           5.00          4        .60          4.89       1.11          4.38         N/A
1997...........       1.00           5.08          5        .70          4.97       1.06          4.61         N/A
1998...........       1.00           5.02          7        .70          4.89        .99          4.60         N/A
------------------------------------------------------------------------------------------------------------------
DISCOVERY
1994...........  $   19.86          (2.53) $      30        .88           .36        N/A           N/A          53
1995...........      23.27          25.23         51        .87           .63        N/A           N/A          78
1996...........      25.06          12.48         71        .85           .63        N/A           N/A          98
1997...........      27.77          16.84        100        .82           .34        N/A           N/A          85
1998...........      26.74           3.05        114        .83           .36        N/A           N/A         121
------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1994...........  $    9.70          (4.10) $       8        .35          6.74        .90          6.19         457
1995...........      10.52          15.63         10        .40          6.79        .93          6.26         198
1996...........      10.19           3.59          9        .60          6.75        .94          6.41         199
1997...........      10.33           8.61          9        .60          6.95        .92          6.63         134
1998...........      10.41           7.54         11        .70          6.59        .87          6.42         107
------------------------------------------------------------------------------------------------------------------
GROWTH
1994...........  $   16.73          (2.87) $      33        .90           .60        N/A           N/A          40
1995...........      20.47          25.12         51        .88          1.11        N/A           N/A          64
1996...........      24.56          24.45         79        .85           .92        N/A           N/A          49
1997...........      29.24          29.28        128        .82           .64        N/A           N/A          27
1998...........      35.78          27.35        187        .82           .34        N/A           N/A          26
------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

---------------------------------------------------------------------------------------------------------------
                                                  P E R   S H A R E   D A T A
                 ----------------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------------
                                           NET REALIZED
                 NET ASSET                          AND                 LESS DISTRIBUTIONS FROM
                     VALUE                   UNREALIZED                 -----------------------
                 ---------           NET    GAIN (LOSS)    TOTAL FROM           NET         NET
                 BEGINNING    INVESTMENT             ON    INVESTMENT    INVESTMENT    REALIZED           TOTAL
                 OF PERIOD        INCOME    INVESTMENTS    OPERATIONS        INCOME       GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
HIGH YIELD
1994...........  $   11.16  $        .87   $      (1.14)  $      (.27)  $       .31   $      --   $         .31
1995...........      10.58          1.00            .95          1.95           .96          --             .96
1996...........      11.57          1.02            .35          1.37          1.01          --            1.01
1997...........      11.93           .98            .41          1.39          1.02          --            1.02
1998...........      12.30          1.00           (.62)          .38           .98          --             .98
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1994...........  $   13.74  $        .14   $       (.32)  $      (.18)  $       .05   $      --   $         .05
1995...........      13.51           .19           2.25          2.44           .12         .25             .37
1996...........      15.58           .18           2.12          2.30           .19         .50             .69
1997...........      17.19           .18           1.26          1.44           .20        1.52            1.72
1998...........      16.91           .12           2.87          2.99           .16         .86            1.02
---------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1994...........  $   10.95  $        .67   $      (1.06)  $      (.39)  $       .16   $     .09   $         .25
1995...........      10.31           .67           1.28          1.95           .53          --             .53
1996...........      11.73           .72           (.42)          .30           .67          --             .67
1997...........      11.36           .74            .31          1.05           .74          --             .74
1998...........      11.67           .68**          .33**        1.01**         .71          --             .71
---------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to
  12/31/95.....  $   10.00  $        .26   $       2.00   $      2.26   $        --   $      --   $          --
1996...........      12.26           .56           (.83)         (.27)          .23         .05             .28
1997...........      11.71           .59            .90          1.49           .57          --             .57
1998...........      12.63           .61           1.20          1.81           .61          --             .61
---------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to
  12/31/96.....  $   10.00  $        .26   $        .90   $      1.16   $        --   $      --   $          --
1997...........      11.16           .45           1.29          1.74           .20          --             .20
1998...........      12.70           .51           1.25          1.76           .48         .01             .49
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                R A T I O S / S U P P L E M E N T A L   D A T A
                           ------------------------------------------------------------------------------------------
                 --------
                                                                                 RATIO TO AVERAGE NET
                      NET                            RATIO TO AVERAGE           ASSETS BEFORE EXPENSES
                    ASSET                  NET         NET ASSETS+                 WAIVED OR ASSUMED
                    VALUE               ASSETS  --------------------------    ---------------------------
                 --------      TOTAL    END OF                         NET                            NET    PORTFOLIO
                      END     RETURN    PERIOD                  INVESTMENT                     INVESTMENT    TURNOVER
                       OF         ++       (IN    EXPENSES          INCOME      EXPENSES           INCOME        RATE
                   PERIOD        (%)  MILLIONS)        (%)             (%)           (%)              (%)         (%)
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD
1994...........  $  10.58      (1.56) $     32         .88            9.43           N/A              N/A          50
1995...........     11.57      19.82        42         .87            9.86           N/A              N/A          57
1996...........     11.93      12.56        49         .85            9.43           N/A              N/A          34
1997...........     12.30      12.47        60         .83            8.88           N/A              N/A          40
1998...........     11.70       3.15        65         .83            8.93           N/A              N/A          42
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1994...........  $  13.51      (1.29) $     31        1.03            1.22           N/A              N/A          36
1995...........     15.58      18.70        41        1.02            1.42           N/A              N/A          45
1996...........     17.19      15.23        58        1.12            1.25           N/A              N/A          67
1997...........     16.91       9.09        74        1.13            1.15           N/A              N/A          71
1998...........     18.88      18.18        92        1.15             .75           N/A              N/A         109
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1994...........  $  10.31      (3.53) $     12         .37            6.61           .92             6.06          15
1995...........     11.73      19.69        16         .51            6.80           .91             6.40          26
1996...........     11.36       2.84        16         .60            6.47           .88             6.19          19
1997...........     11.67       9.81        17         .60            6.54           .87             6.27          41
1998...........     11.97       9.15        22         .68            5.97           .84             5.81          60
---------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to
  12/31/95.....  $  12.26      22.60  $     10         .04(a)         6.25(a)        .87(a)          5.42(a)       28
1996...........     11.71      (2.16)       15         .60            6.05           .82             5.83          13
1997...........     12.63      13.38        20         .60            5.91           .82             5.69           1
1998...........     13.83      14.97        26         .67            5.18           .83             5.02           1
---------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to
  12/31/96.....  $  11.16      11.60  $      2         .60(a)         6.05(a)        .98(a)          5.67(a)        0
1997...........     12.70      15.86         5         .60            5.88           .87             5.61          13
1998...........     13.97      14.36         9         .67            4.90           .82             4.75           0
---------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

---------------------------------------------------------------------------------------------------------------
                                                  P E R   S H A R E   D A T A
                 ----------------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------------
                                           NET REALIZED
                 NET ASSET                          AND                 LESS DISTRIBUTIONS FROM
                     VALUE                   UNREALIZED                 -----------------------
                 ---------           NET    GAIN (LOSS)    TOTAL FROM           NET         NET
                 BEGINNING    INVESTMENT             ON    INVESTMENT    INVESTMENT    REALIZED           TOTAL
                 OF PERIOD        INCOME    INVESTMENTS    OPERATIONS        INCOME       GAINS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
UTILITIES INCOME
1994...........  $    9.94  $        .24   $       (.96)  $      (.72)  $       .03   $      --   $         .03
1995...........       9.19           .28           2.46          2.74           .19          --             .19
1996...........      11.74           .32            .78          1.10           .27          --             .27
1997...........      12.57           .37           2.64          3.01           .36         .27             .63
1998...........      14.95           .32           1.46          1.78           .35         .55             .90
---------------------------------------------------------------------------------------------------------------

(a) Annualized
* Commencement of operations
** Based on average shares outstanding during the year
+Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1998 (Note 4)
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------
                                               R A T I O S / S U P P L E M E N T A L   D A T A
                            --------------------------------------------------------------------------------------
                 ---------
                                                                                 RATIO TO AVERAGE NET
                                                          RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                                 NET        NET ASSETS+           WAIVED OR ASSUMED
                 NET ASSET                    ASSETS   ----------------------   ----------------------
                     VALUE          TOTAL     END OF                      NET                      NET   PORTFOLIO
                 ---------         RETURN     PERIOD               INVESTMENT               INVESTMENT    TURNOVER
                       END             ++        (IN   EXPENSES        INCOME   EXPENSES        INCOME        RATE
                 OF PERIOD            (%)  MILLIONS)        (%)           (%)        (%)           (%)         (%)
------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME
1994...........  $    9.19          (7.24) $       5        .17          4.13        .95          3.35          31
1995...........      11.74          30.26         15        .41          4.23        .91          3.73          17
1996...........      12.57           9.57         24        .60          3.48        .86          3.22          45
1997...........      14.95          25.07         34        .67          3.12        .85          2.94          64
1998...........      15.83          12.58         50        .73          2.61        .85          2.49         105
------------------------------------------------------------------------------------------------------------------

(a) Annualized
* Commencement of operations
** Based on average shares outstanding during the year
+Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1998 (Note 4)
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the eleven Funds comprising First Investors Life Series Fund as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven Funds comprising First Investors Life Series Fund as of December 31, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 29, 1999

FIRST INVESTORS LIFE SERIES FUND

TRUSTEES
-------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------

GLENN O. HEAD
President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

THE CASH MANAGEMENT FUND IS A MONEY MARKET FUND AND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO OR ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

FIRST INVESTORS LIFE SERIES FUND

SHAREHOLDER INFORMATION
---------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Growth Fund and International Securities Fund Only)
WELLINGTON MANAGEMENT COMPANY, LLP
75 State Street
Boston, MA 02109

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (International Securities Fund Only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

96